Exhibit 99.7

Supplement to the

Estimates

Fiscal Year Ending March 31, 2019

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry

Of Finance and Corporate Relations, 1988-June 2001:

Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.     British Columbia — Appropriations and expenditures - Periodicals.

2.     Budget — British Columbia - Periodicals.

3.     Revenue — British Columbia - Periodicals.

I.     British Columbia. Ministry of Finance.

II.    British Columbia. Ministry of Finance and Corporate Relations.

III.  Title.

HJ13.B742 354.7110072’225 C82-089032-4

INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2017/18 Estimates. Each column thereafter provides 2018/19 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2018/19 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits	Government Transfers
50 Base Salaries	77 Transfers - Grants
51 Supplementary Salary Costs	79 Transfers - Entitlements
52 Employee Benefits	80 Transfers - Shared Cost Arrangements
54 Legislative Salaries and Indemnities
Other Expenses
Operating Costs	81 Transfers Between Votes and Special Accounts
55 Boards, Commissions and Courts - Fees and Expenses	83 Interest on the Public Debt
57 Public Servant Travel	85 Other Expenses
59 Centralized Management Support Services
60 Professional Services	Internal Recoveries
63 Information Systems - Operating	86 Recoveries Between Votes and Special Accounts
65 Office and Business Expenses	88 Recoveries Within the Consolidated Revenue Fund
67 Informational Advertising and Publications
68 Statutory Advertising and Publications	External Recoveries
69 Utilities, Materials and Supplies	89 Recoveries Within the Government Reporting Entity
70 Operating Equipment and Vehicles	90 Recoveries External to the Government Reporting Entity
72 Non-Capital Roads and Bridges
73 Amortization
75 Building Occupancy Charges

GENERAL FUND OPERATING EXPENSES ($000)

	Total	Total						Total
	2017/18	Salaries	Total	Total	Total	Total	Total	2018/19
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislative Assembly
1 Legislative Assembly	82,191	44,153	12,169	20	21,705	(47)	(592)	77,408
Officers of the Legislature
2 Auditor General	17,339	12,771	4,825	70	—	—	—	17,666
3 Conflict of Interest Commissioner	743	581	137	—	—	—	—	718
4 Elections BC	46,154	8,017	5,827	—	2	—	—	13,846
5 Information and Privacy Commissioner	6,064	4,217	1,549	—	489	(1)	(2)	6,252
6 Merit Commissioner	1,125	662	384	—	95	—	—	1,141
7 Ombudsperson	6,653	6,139	1,645	—	—	(826)	(65)	6,893
8 Police Complaint Commissioner	3,428	2,255	1,117	—	244	—	(1)	3,615
9 Representative for Children and Youth	8,970	6,912	2,479	10	20	(1)	(2)	9,418
Total	90,476	41,554	17,963	80	850	(828)	(70)	59,549
Office of the Premier
10 Office of the Premier	11,011	9,312	1,771	1,112	659	(847)	(702)	11,305
Ministry of Advanced Education, Skills and Training
11 Ministry Operations	2,153,707	33,852	22,159	2,297,164	220	(32,369)	(109,412)	2,211,614
Ministry of Agriculture
12 Ministry Operations	67,403	29,476	12,427	42,617	15,270	(8)	(24,423)	75,359
13 Agricultural Land Commission	4,549	2,356	2,228	—	3	(1)	(2)	4,584
Statutory Appropriations	22,000	—	1,250	—	20,751	—	(1)	22,000
Less: Transfer from Ministry Operations Vote	(8,800)	—	—	—	(8,800)	—	—	(8,800)
Total	85,152	31,832	15,905	42,617	27,224	(9)	(24,426)	93,143
Ministry of Attorney General
14 Ministry Operations	429,310	357,670	104,786	226,700	15,708	(90,904)	(143,491)	470,469
15 Judiciary	74,388	70,691	8,255	179	129	—	—	79,254
16 Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
17 Independent Investigations Office	7,574	6,987	1,750	—	19	—	—	8,756
Statutory Appropriations	8,909	22,471	5,883	—	384	—	(19,373)	9,365
Less: Transfer from Ministry Operations Vote	(8,909)	—	—	—	(9,365)	—	—	(9,365)
Total	535,772	457,819	120,674	226,879	31,375	(90,904)	(162,864)	582,979
Ministry of Children and Family Development
18 Ministry Operations	1,595,020	388,093	57,959	1,482,243	33,942	(3,684)	(165,941)	1,792,612
Ministry of Citizens’ Services
19 Ministry Operations	551,199	141,176	637,173	500	114,872	(173,368)	(196,204)	524,149
Ministry of Education
20 Ministry Operations	6,054,376	26,375	35,511	6,270,947	1,087	(646)	(30,654)	6,302,620
Statutory Appropriations	45,621	5,003	3,050	30,000	78	—	—	38,131
Total	6,099,997	31,378	38,561	6,300,947	1,165	(646)	(30,654)	6,340,751

GENERAL FUND OPERATING EXPENSES ($000) continued

	Total	Total						Total
	2017/18	Salaries	Total	Total	Total	Total	Total	2018/19
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy, Mines and Petroleum Resources
21 Ministry Operations	94,968	36,296	23,080	375	1,437	(8)	(3,165)	58,015
Statutory Appropriations	2,299	1,075	30	1,203	—	(1)	(2)	2,305
Total	97,267	37,371	23,110	1,578	1,437	(9)	(3,167)	60,320
Ministry of Environment and Climate Change Strategy
22 Ministry Operations	138,720	89,376	55,558	8,107	10,840	(25,790)	(4,142)	133,949
23 Environmental Assessment Office	11,870	8,907	2,283	1,600	14	(1)	(901)	11,902
Statutory Appropriations	22,610	—	9,800	—	24,135	—	(500)	33,435
Total	173,200	98,283	67,641	9,707	34,989	(25,791)	(5,543)	179,286
Ministry of Finance
24 Ministry Operations	170,312	129,816	122,604	21,185	70,747	(20,961)	(150,810)	172,581
25 Government Communications and Public Engagement	34,205	28,051	8,567	—	46	(1,175)	(105)	35,384
26 BC Public Service Agency	53,410	34,347	26,790	—	6,368	(9,697)	(1,540)	56,268
27 Benefits	1	561,632	3,698	350	39,641	(530,031)	(75,289)	1
Statutory Appropriations	3,604,411	62,955	8,186	283,225	57,224	(48,186)	(8,926)	354,478
Less: Transfer from Ministry Operations Vote	(35,474)	—	—	—	(39,619)	—	—	(39,619)
Total	3,826,865	816,801	169,845	304,760	134,407	(610,050)	(236,670)	579,093
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
28 Ministry Operations	458,976	274,015	190,929	42,631	74,130	(26,898)	(81,355)	473,452
29 Fire Management	506,293	43,080	34,916	—	62	(1,801)	(12,271)	63,986
Statutory Appropriations	183,194	24,554	111,411	8,943	83,425	(21,101)	(10,489)	196,743
Total	1,148,463	341,649	337,256	51,574	157,617	(49,800)	(104,115)	734,181
Ministry of Health
30 Ministry Operations	18,775,389	117,086	190,755	19,968,227	2,758	(170,685)	(501,477)	19,606,664
Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
Total	18,922,639	117,086	190,755	19,968,227	150,008	(170,685)	(501,477)	19,753,914
Ministry of Indigenous Relations and Reconciliation
31 Ministry Operations	40,883	23,248	8,666	10,571	2,397	(504)	(464)	43,914
32 Treaty and Other Agreements Funding	41,002	—	—	105,937	—	(1)	(59,498)	46,438
Statutory Appropriations	9,072	150	—	9,017	—	(1)	(2)	9,164
Total	90,957	23,398	8,666	125,525	2,397	(506)	(59,964)	99,516
Ministry of Jobs, Trade and Technology
33 Ministry Operations	120,323	43,965	29,158	43,702	637	(7,383)	(5,310)	104,769
Statutory Appropriations	500	—	—	500	—	—	—	500
Total	120,823	43,965	29,158	44,202	637	(7,383)	(5,310)	105,269
Ministry of Labour
34 Ministry Operations	11,524	34,196	9,437	50	481	(5)	(31,521)	12,638
Ministry of Mental Health and Addictions
35 Ministry Operations	4,941	8,570	1,392	—	21	—	—	9,983

GENERAL FUND OPERATING EXPENSES ($000) continued

	Total	Total						Total
	2017/18	Salaries	Total	Total	Total	Total	Total	2018/19
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Municipal Affairs and Housing
36 Ministry Operations	244,539	18,500	12,749	418,771	40	(10,746)	(242,404)	196,910
37 Housing	422,098	13,302	2,131	438,378	180	(1)	(2)	453,988
Statutory Appropriations	23,326	—	—	12,884	10,442	—	—	23,326
Total	689,963	31,802	14,880	870,033	10,662	(10,747)	(242,406)	674,224
Ministry of Public Safety and Solicitor General
38 Ministry Operations	747,945	258,349	53,333	500,839	7,234	(18,345)	(45,953)	755,457
39 Emergency Program Act	237,968	2,178	3,531	9,020	1	(1)	(1)	14,728
Statutory Appropriations	16,780	802	3,905	6,971	12,104	—	(7,501)	16,281
Total	1,002,693	261,329	60,769	516,830	19,339	(18,346)	(53,455)	786,466
Ministry of Social Development and Poverty Reduction
40 Ministry Operations	3,105,460	143,656	69,479	3,495,098	20,592	(29,885)	(335,213)	3,363,727
Ministry of Tourism, Arts and Culture
41 Ministry Operations	133,832	7,187	1,408	132,956	19	(6)	(883)	140,681
Statutory Appropriations	4,200	—	—	3,698	2	—	—	3,700
Total	138,032	7,187	1,408	136,654	21	(6)	(883)	144,381
Ministry of Transportation and Infrastructure
42 Ministry Operations	843,545	136,042	2,269,663	420,939	1,191	(2,051)	(1,935,692)	890,092
Management of Public Funds and Debt
43 Management of Public Funds and Debt	1,249,666	—	—	—	2,568,113	—	(1,292,206)	1,275,907
Other Appropriations
44 Contingencies (All Ministries) and New Programs	600,000	—	—	—	550,000	—	—	550,000
45 Capital Funding	1,591,024	—	—	1,772,046	5	—	(5)	1,772,046
46 Commissions on Collection of Public Funds	1	—	—	—	74,315	—	(74,314)	1
47 Allowances for Doubtful Revenue Accounts	1	—	—	—	150,674	—	(150,673)	1
48 Tax Transfers	1,166,000	—	—	1,246,000	—	—	—	1,246,000
49 Auditor General for Local Government	2,594	1,624	979	—	—	(1)	(2)	2,600
50 Forest Practices Board	3,817	2,327	1,518	—	3	(1)	(2)	3,845
Total	3,363,437	3,951	2,497	3,018,046	774,997	(2)	(224,996)	3,574,493
Overall Total	45,994,000	3,284,455	4,180,290	39,314,785	4,108,921	(1,227,968)	(5,723,483)	43,937,000
Adjusted Totals[1]		2,742,906	3,989,080	39,283,427	3,645,070	—	(5,723,483)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

GENERAL FUND CAPITAL EXPENDITURES ($000)

	Total										Total
	2017/18					Furniture				Roads,	2018/19
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Statutory	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Legislative Assembly
1 Legislative Assembly	3,836	—	—	2,120	1,462	339	—	457	—	—	4,378
Officers of the Legislature
2 Auditor General	350	—	—	—	—	10	—	240	—	—	250
3 Conflict of Interest Commissioner	25	—	—	—	—	—	—	25	—	—	25
4 Elections BC	550	—	—	—	—	—	—	700	—	—	700
5 Information and Privacy Commissioner	45	—	—	—	—	5	—	40	—	—	45
6 Merit Commissioner	15	—	—	—	—	5	—	10	—	—	15
7 Ombudsperson	75	—	—	—	—	5	—	70	—	—	75
8 Police Complaint Commissioner	40	—	—	—	—	2	—	38	—	—	40
9 Representative for Children and Youth	50	—	—	—	—	20	—	30	—	—	50
Total	1,150	—	—	—	—	47	—	1,153	—	—	1,200
Office of the Premier
10 Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education, Skills and Training
11 Ministry Operations	2,397	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture
12 Ministry Operations	540	—	—	—	565	3	623	—	—	—	1,191
13 Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	540	—	—	—	565	3	623	—	—	—	1,191
Ministry of Attorney General
14 Ministry Operations	4,315	—	—	—	3,643	24	677	285	—	—	4,629
15 Judiciary	570	—	—	—	—	30	—	540	—	—	570
16 Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
17 Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	5,248	—	—	—	3,643	54	677	1,188	—	—	5,562
Ministry of Children and Family Development
18 Ministry Operations	4,005	—	—	—	202	28	4,350	—	—	—	4,580
Ministry of Citizens’ Services
19 Ministry Operations	289,723	—	—	153,088	158	510	324	148,593	10,383	—	313,056
Ministry of Education
20 Ministry Operations	924	—	—	—	—	2	—	826	—	—	828
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	924	—	—	—	—	2	—	826	—	—	828

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

	Total										Total
	2017/18					Furniture				Roads,	2018/19
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Statutory	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Energy, Mines and Petroleum Resources
21 Ministry Operations	409	—	—	—	45	1	199	—	—	—	245
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	409	—	—	—	45	1	199	—	—	—	245
Ministry of Environment and Climate Change Strategy
22 Ministry Operations	22,085	—	22,815	—	2,092	10	2,232	—	—	—	27,149
23 Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	400	—	400	—	—	—	—	—	—	—	400
Total	22,485	—	23,215	—	2,092	10	2,232	—	—	—	27,549
Ministry of Finance
24 Ministry Operations	310	—	—	—	—	10	334	300	—	—	644
25 Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
26 BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
27 Benefits	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	320	—	—	—	10	10	334	300	—	—	654
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
28 Ministry Operations	52,852	—	4,157	6,850	1,802	18	2,532	15	—	13,225	28,599
29 Fire Management	525	—	—	—	525	—	—	—	—	—	525
Statutory Appropriations	42,567	—	—	—	150	—	—	350	—	44,790	45,290
Total	95,944	—	4,157	6,850	2,477	18	2,532	365	—	58,015	74,414
Ministry of Health
30 Ministry Operations	2,566	—	—	—	—	30	—	1,402	—	—	1,432
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	2,566	—	—	—	—	30	—	1,402	—	—	1,432
Ministry of Indigenous Relations and Reconciliation
31 Ministry Operations	5,341	3,900	—	—	—	1	—	—	—	—	3,901
32 Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	5,341	3,900	—	—	—	1	—	—	—	—	3,901
Ministry of Jobs, Trade and Technology
33 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Labour
34 Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
Ministry of Mental Health and Addictions
35 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

	Total										Total
	2017/18					Furniture				Roads,	2018/19
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Statutory	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Municipal Affairs and Housing
36 Ministry Operations	452	—	—	—	—	2	—	943	—	—	945
37 Housing	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	452	—	—	—	—	2	—	943	—	—	945
Ministry of Public Safety and Solicitor General
38 Ministry Operations	4,903	—	—	—	1,671	17	699	11,167	—	—	13,554
39 Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	4,903	—	—	—	1,671	17	699	11,167	—	—	13,554
Ministry of Social Development and Poverty Reduction
40 Ministry Operations	4,228	—	—	—	—	114	435	1,000	—	—	1,549
Ministry of Tourism, Arts and Culture
41 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Transportation and Infrastructure
42 Ministry Operations	2,323	—	—	—	1,053	10	2,373	—	—	—	3,436
Management of Public Funds and Debt
43 Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
44 Contingencies (All Ministries) and New Programs	67,743	—	—	6,425	—	—	—	83,575	—	—	90,000
45 Capital Funding	—	—	—	—	—	—	—	—	—	—	—
46 Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
47 Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
48 Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
49 Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
50 Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
Total	67,743	—	—	6,425	—	—	—	83,575	—	—	90,000
Overall Total	514,544	3,900	27,372	168,483	13,378	1,207	14,778	251,469	10,383	58,015	548,985

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	2,099,267	(21,390)[1]	2,077,877
51	Supplementary Salary Costs	30,096	—	30,096
52	Employee Benefits	1,140,521	(520,159)[2]	620,362
54	Legislative Salaries and Indemnities	14,571	—	14,571
	Salaries and Benefits	3,284,455	(541,549)	2,742,906
55	Boards, Commissions and Courts - Fees and Expenses	16,738	—	16,738
57	Public Servant Travel	60,351	—	60,351
59	Centralized Management Support Services	80,624	(80,624)[3]	—
60	Professional Services	633,767	(1,255)[4]	632,512
63	Information Systems - Operating	442,646	(71,305)[4]	371,341
65	Office and Business Expenses	109,691	(13,812)[4]	95,879
67	Informational Advertising and Publications	9,261	—	9,261
68	Statutory Advertising and Publications	2,553	—	2,553
69	Utilities, Materials and Supplies	926,917	—	926,917
70	Operating Equipment and Vehicles	100,148	—	100,148
72	Non-Capital Roads and Bridges	1,214,780	—	1,214,780
73	Amortization	249,486	—	249,486
75	Building Occupancy Charges	333,328	(24,214)[4]	309,114
	Operating Costs	4,180,290	(191,210)	3,989,080
77	Transfers - Grants	1,061,954	(1,600)[4]	1,060,354
79	Transfers - Entitlements	24,592,696	—	24,592,696
80	Transfers - Shared Cost Arrangements	13,660,135	(29,758)[4]	13,630,377
	Government Transfers	39,314,785	(31,358)	39,283,427
81	Transfer Between Votes and Special Accounts	239,639	(239,639)[5]	—
83	Interest on the Public Debt	1,269,272	—	1,269,272
85	Other Expenses	2,600,010	(224,212)[4]	2,375,798
	Other Expenses	4,108,921	(463,851)	3,645,070
86	Recoveries Between Votes and Special Accounts	(239,639)	239,639 [5]	—
88	Recoveries Within the Consolidated Revenue Fund	(988,329)	988,329 [6]	—
	Internal Recoveries	(1,227,968)	1,227,968	—
89	Recoveries Within the Government Reporting Entity	(2,574,924)	—	(2,574,924)
90	Recoveries External to the Government Reporting Entity	(3,148,559)	—	(3,148,559)
	External Recoveries	(5,723,483)	—	(5,723,483)
	Net Operating Expenses	43,937,000	—	43,937,000

1              Recoveries between ministries for base salaries.

2              Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.

3              Recoveries from ministries by the Office of the Premier, Attorney General, and Finance for centrally managed services such as legal services.

4              Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, or other corporate services and for grants or shared cost arrangements.

5              Transfers between special accounts and votes.

6              Recoveries for costs referred to in Notes 1, 2, 3, and 4.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	82,191	21,336	217	11,544	11,056	44,153	—	425	—	1,283	2,566	2,762	5	325	2,202
Members’ Services	46,458	886	—	6,656	10,188	17,730	—	99	—	41	321	237	—	95	—
Caucus Support Services	7,606	5,439	—	1,336	—	6,775	—	—	—	—	—	1,020	—	—	—
Office of the Speaker	360	205	—	41	—	246	—	10	—	40	4	74	—	—	—
Office of the Clerk	867	254	—	98	433	785	—	95	—	76	15	20	—	—	—
Clerk of the Committees	724	444	—	148	238	830	—	12	—	6	10	28	—	—	—
Legislative Operations	14,610	6,086	97	1,432	—	7,615	—	76	—	803	1,998	1,086	5	230	1,620
Sergeant-at-Arms	5,533	3,979	120	921	197	5,217	—	70	—	100	47	187	—	—	104
Hansard	3,891	2,533	—	545	—	3,078	—	50	—	190	115	73	—	—	286
Legislative Library	2,142	1,510	—	367	—	1,877	—	13	—	27	56	37	—	—	192

Total	82,191	21,336	217	11,544	11,056	44,153	—	425	—	1,283	2,566	2,762	5	325	2,202

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislative Assembly	57	—	1,550	994	12,169	20	—	—	20	—	—	21,705	21,705	—	(47)	(47)	(1)	(591)	(592)	77,408
Members’ Services	—	—	—	—	793	—	—	—	—	—	—	21,442	21,442	—	—	—	—	—	—	39,965
Caucus Support Services	—	—	—	—	1,020	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,795
Office of the Speaker	—	—	—	—	128	10	—	—	10	—	—	5	5	—	—	—	—	—	—	389
Office of the Clerk	—	—	—	—	206	—	—	—	—	—	—	50	50	—	—	—	—	—	—	1,041
Clerk of the Committees	—	—	—	—	56	—	—	—	—	—	—	—	—	—	—	—	—	—	—	886
Legislative Operations	42	—	1,550	994	8,404	10	—	—	10	—	—	208	208	—	(47)	(47)	(1)	(591)	(592)	15,598
Sergeant-at-Arms	15	—	—	—	523	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,740
Hansard	—	—	—	—	714	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,792
Legislative Library	—	—	—	—	325	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,202

Total	57	—	1,550	994	12,169	20	—	—	20	—	—	21,705	21,705	—	(47)	(47)	(1)	(591)	(592)	77,408

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	Total 2017/18 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General	17,339	9,795	100	2,578	298	12,771	—	600	—	1,265	500	760	—	—	—

Total	17,339	9,795	100	2,578	298	12,771	—	600	—	1,265	500	760	—	—	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2017/18 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	743	174	—	101	306	581	—	25	—	55	11	20	—	1	1

Total	743	174	—	101	306	581	—	25	—	55	11	20	—	1	1

VOTE 4 Elections BC

Description	Total 2017/18 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Elections BC	46,154	5,080	1,272	1,367	298	8,017	—	117	—	474	2,227	522	265	3	26

Total	46,154	5,080	1,272	1,367	298	8,017	—	117	—	474	2,227	522	265	3	26

VOTE 5 Information and Privacy Commissioner

Description	Total 2017/18 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	6,064	3,070	—	849	298	4,217	—	52	—	535	100	154	—	12	30

Total	6,064	3,070	—	849	298	4,217	—	52	—	535	100	154	—	12	30

VOTE 6 Merit Commissioner

Description	Total 2017/18 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,125	373	—	139	150	662	—	17	—	141	26	15	—	12	4

Total	1,125	373	—	139	150	662	—	17	—	141	26	15	—	12	4

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	—	—	275	1,425	4,825	70	—	—	70	—	—	—	—	—	—	—	—	—	—	17,666

Total	—	—	275	1,425	4,825	70	—	—	70	—	—	—	—	—	—	—	—	—	—	17,666

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	2	22	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	718

Total	—	—	2	22	137	—	—	—	—	—	—	—	—	—	—	—	—	—	—	718

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	26	—	695	1,472	5,827	—	—	—	—	—	—	2	2	—	—	—	—	—	—	13,846

Total	26	—	695	1,472	5,827	—	—	—	—	—	—	2	2	—	—	—	—	—	—	13,846

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	—	—	39	627	1,549	—	—	—	—	—	—	489	489	—	(1)	(1)	(1)	(1)	(2)	6,252

Total	—	—	39	627	1,549	—	—	—	—	—	—	489	489	—	(1)	(1)	(1)	(1)	(2)	6,252

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	15	154	384	—	—	—	—	—	—	95	95	—	—	—	—	—	—	1,141

Total	—	—	15	154	384	—	—	—	—	—	—	95	95	—	—	—	—	—	—	1,141

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	6,653	4,562	57	1,222	298	6,139	—	62	—	146	221	255	64	22	45

Total	6,653	4,562	57	1,222	298	6,139	—	62	—	146	221	255	64	22	45

VOTE 8 Police Complaint Commissioner

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	3,428	1,497	5	455	298	2,255	—	51	—	540	54	60	10	1	11

Total	3,428	1,497	5	455	298	2,255	—	51	—	540	54	60	10	1	11

VOTE 9 Representative for Children and Youth

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	8,970	5,142	106	1,366	298	6,912	—	315	—	332	518	386	—	—	7

Total	8,970	5,142	106	1,366	298	6,912	—	315	—	332	518	386	—	—	7

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	50	780	1,645	—	—	—	—	—	—	—	—	—	(826)	(826)	—	(65)	(65)	6,893

Total	—	—	50	780	1,645	—	—	—	—	—	—	—	—	—	(826)	(826)	—	(65)	(65)	6,893

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	30	360	1,117	—	—	—	—	—	—	244	244	—	—	—	—	(1)	(1)	3,615

Total	—	—	30	360	1,117	—	—	—	—	—	—	244	244	—	—	—	—	(1)	(1)	3,615

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	8	—	43	870	2,479	5	—	5	10	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,418

Total	8	—	43	870	2,479	5	—	5	10	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,418

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,818	2,113	9	531	—	2,653	—	71	8	37	74	661	—	—	1
Executive and Support Services	8,193	5,161	30	1,360	108	6,659	—	334	56	51	165	253	—	—	5
Premier’s Office	3,062	1,966	5	533	108	2,612	—	222	—	10	52	84	—	—	—
Executive Operations	5,131	3,195	25	827	—	4,047	—	112	56	41	113	169	—	—	5

Total	11,011	7,274	39	1,891	108	9,312	—	405	64	88	239	914	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	5	—	—	6	863	700	—	411	1,111	—	—	3	3	—	(846)	(846)	(1)	(700)	(701)	3,083
Executive and Support Services	25	—	12	7	908	1	—	—	1	—	—	656	656	—	(1)	(1)	(1)	—	(1)	8,222
Premier’s Office	1	—	2	—	371	—	—	—	—	—	—	95	95	—	—	—	—	—	—	3,078
Executive Operations	24	—	10	7	537	1	—	—	1	—	—	561	561	—	(1)	(1)	(1)	—	(1)	5,144

Total	30	—	12	13	1,771	701	—	411	1,112	—	—	659	659	—	(847)	(847)	(2)	(700)	(702)	11,305

MINISTRY OF ADVANCED EDUCATION, SKILLS AND TRAINING

($000)

VOTE 11 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,957,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	72,076	4,170	—	1,034	—	5,204	—	33	—	595	12	644	—	—	—
Private Training Institutions	1	2,208	2	546	—	2,756	30	50	22	250	40	30	—	—	—
Labour Market and Information	6,600	8,641	14	2,143	—	10,798	—	292	100	4,373	5,603	297	1,840	—	—
Strategy and Planning	1,431	947	11	235	—	1,193	—	42	—	135	15	62	—	—	—
Labour Market Information and Policy	2,565	1,508	—	373	—	1,881	—	83	62	1,815	4,011	47	1,840	—	—
Labour Market and Skills Training Programs	2,604	6,186	3	1,535	—	7,724	—	167	38	2,423	1,577	188	—	—	—
Transfers to Crown Corporations and Agencies	96,974	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	96,974	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	20,356	11,982	66	2,992	54	15,094	40	352	635	1,242	1,508	230	1,000	19	8
Minister’s Office	735	339	—	104	54	497	—	105	—	—	15	43	—	—	—
Corporate Services	19,621	11,643	66	2,888	—	14,597	40	247	635	1,242	1,493	187	1,000	19	8

Total	2,153,707	27,001	82	6,715	54	33,852	70	727	757	6,460	7,163	1,201	2,840	19	8

MINISTRY OF ADVANCED EDUCATION, SKILLS AND TRAINING

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,992,946	17,204	2,023,010	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	2,006,009
Student Services Programs	—	—	—	—	1,284	51,322	7,971	4,607	63,900	—	—	9	9	—	—	—	(1)	(1)	(2)	70,395
Private Training Institutions	—	—	50	255	727	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,500)	(3,501)	1
Labour Market and Information	—	—	1,565	—	14,070	114	—	112,461	112,575	—	—	7	7	—	(15,155)	(15,155)	(1)	(105,388)	(105,389)	16,906
Strategy and Planning	—	—	—	—	254	—	—	—	—	—	—	3	3	—	—	—	(1)	—	(1)	1,449
Labour Market Information and Policy	—	—	—	—	7,858	114	—	7,900	8,014	—	—	1	1	—	(15,155)	(15,155)	—	—	—	2,599
Labour Market and Skills Training Programs	—	—	1,565	—	5,958	—	—	104,561	104,561	—	—	3	3	—	—	—	—	(105,388)	(105,388)	12,858
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	97,679	97,679	—	—	—	—	—	—	—	—	—	—	97,679
Industry Training Authority	—	—	—	—	—	—	—	97,679	97,679	—	—	—	—	—	—	—	—	—	—	97,679
Executive and Support Services	9	—	1,035	—	6,078	—	—	—	—	—	—	183	183	—	(213)	(213)	(104)	(414)	(518)	20,624
Minister’s Office	—	—	—	—	163	—	—	—	—	—	—	75	75	—	—	—	—	—	—	735
Corporate Services	9	—	1,035	—	5,915	—	—	—	—	—	—	108	108	—	(213)	(213)	(104)	(414)	(518)	19,889

Total	9	—	2,650	255	22,159	64,296	2,000,917	231,951	2,297,164	—	—	220	220	—	(32,369)	(32,369)	(108)	(109,304)	(109,412)	2,211,614

MINISTRY OF AGRICULTURE

($000)

VOTE 12 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	16,343	10,858	22	2,693	—	13,573	—	604	—	2,727	106	686	—	—	847
Business Development	43,089	11,102	79	2,786	—	13,967	—	321	—	1,756	1,050	390	40	—	92
BC Farm Industry Review Board	1,214	475	—	118	—	593	377	30	—	199	4	30	—	—	—
Executive and Support Services	6,757	1,017	—	272	54	1,343	—	137	443	71	636	468	—	—	—
Minister’s Office	638	339	—	104	54	497	—	87	—	—	9	14	—	—	—
Corporate Services	6,119	678	—	168	—	846	—	50	443	71	627	454	—	—	—

Total	67,403	23,452	101	5,869	54	29,476	377	1,092	443	4,753	1,796	1,574	40	—	939

VOTE 13 Agricultural Land Commission

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	4,549	1,888	—	468	—	2,356	794	188	28	525	239	69	—	21	26

Total	4,549	1,888	—	468	—	2,356	794	188	28	525	239	69	—	21	26

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	22,000	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	22,000	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE
($000)

VOTE 12 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	248	—	503	—	5,721	—	—	13,417	13,417	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	18,866
Business Development	76	—	57	—	3,782	21,608	—	7,592	29,200	8,800	—	3,220	12,020	—	(3)	(3)	(3)	(10,549)	(10,552)	48,414
BC Farm Industry Review Board	—	—	1	—	641	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,233
Executive and Support Services	264	—	91	173	2,283	—	—	—	—	—	—	3,223	3,223	—	(1)	(1)	(1)	(1)	(2)	6,846
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	31	31	—	—	—	—	—	—	638
Corporate Services	264	—	91	173	2,173	—	—	—	—	—	—	3,192	3,192	—	(1)	(1)	(1)	(1)	(2)	6,208

Total	588	—	652	173	12,427	21,608	—	21,009	42,617	8,800	—	6,470	15,270	—	(8)	(8)	(9)	(24,414)	(24,423)	75,359

VOTE 13 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,584

Total	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,584

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	20,751	20,751	—	—	—	—	(1)	(1)	22,000

Total	—	—	—	—	1,250	—	—	—	—	—	—	20,751	20,751	—	—	—	—	(1)	(1)	22,000

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	113,049	16,879	—	4,186	—	21,065	—	256	43	914	167	395	—	—	—
Prosecution Services	127,756	103,152	548	25,582	—	129,282	1,793	1,346	—	4,420	171	2,732	—	—	379
Court Services	103,261	76,138	973	19,077	—	96,188	1,932	1,431	—	2,261	1,606	3,129	—	—	1,360
Legal Services	21,894	49,915	485	12,430	—	62,830	20	856	—	43,379	5	2,013	—	127	—
Agencies, Boards, Commissions and Other Tribunals	23,537	11,632	254	2,966	—	14,852	5,059	332	—	2,804	635	775	—	47	5
Agencies, Boards, Commissions and Other Tribunals	23,536	8,841	23	2,228	—	11,092	4,623	245	—	1,192	391	526	—	22	5
British Columbia Utilities Commission	1	2,791	231	738	—	3,760	436	87	—	1,612	244	249	—	25	—
Liquor Control and Licensing	1	7,240	20	1,795	—	9,055	—	221	147	300	525	300	—	—	5
Gaming Policy and Enforcement	19,146	10,315	72	2,557	—	12,944	—	472	333	312	517	621	—	120	2
Gaming Policy and Enforcement Operations	19,145	10,315	72	2,557	—	12,944	—	472	333	312	517	621	—	120	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	20,666	9,104	18	2,278	54	11,454	—	157	62	41	9,290	227	—	12	3
Minister’s Office	891	429	—	127	54	610	—	60	—	—	20	25	—	—	3
Corporate Services	19,775	8,675	18	2,151	—	10,844	—	97	62	41	9,270	202	—	12	—

Total	429,310	284,375	2,370	70,871	54	357,670	8,804	5,071	585	54,431	12,916	10,192	—	306	1,754

VOTE 15 Judiciary

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	74,388	56,556	110	14,025	—	70,691	1,997	1,484	—	407	1,756	1,787	—	3	102
Superior Courts	17,512	11,782	80	2,921	—	14,783	—	186	—	250	1,540	795	—	—	26
Provincial Courts	56,876	44,774	30	11,104	—	55,908	1,997	1,298	—	157	216	992	—	3	76

Total	74,388	56,556	110	14,025	—	70,691	1,997	1,484	—	407	1,756	1,787	—	3	102

VOTE 16 Crown Proceeding Act

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	64	—	463	1	2,303	516	—	106,898	107,414	—	—	109	109	—	(1,400)	(1,400)	(10)	(3,292)	(3,302)	126,189
Prosecution Services	88	—	92	300	11,321	—	—	—	—	—	—	1,104	1,104	(1,688)	—	(1,688)	—	(1)	(1)	140,018
Court Services	1,583	—	1,903	611	15,816	—	—	—	—	—	—	757	757	—	(1)	(1)	—	(2,852)	(2,852)	109,908
Legal Services	—	—	93	—	46,493	—	—	—	—	—	—	397	397	—	(81,550)	(81,550)	(290)	(10)	(300)	27,870
Agencies, Boards, Commissions and Other Tribunals	—	—	47	686	10,390	—	—	—	—	9,365	—	43	9,408	—	(2)	(2)	(1,278)	(8,136)	(9,414)	25,234
Agencies, Boards, Commissions and Other Tribunals	—	—	46	230	7,280	—	—	—	—	9,365	—	36	9,401	—	(2)	(2)	(1,278)	(1,260)	(2,538)	25,233
British Columbia Utilities Commission	—	—	1	456	3,110	—	—	—	—	—	—	7	7	—	—	—	—	(6,876)	(6,876)	1
Liquor Control and Licensing	170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(11,747)	(11,748)	1
Gaming Policy and Enforcement	8	—	444	—	2,829	11,500	—	107,786	119,286	—	—	49	49	—	(1)	(1)	—	(115,872)	(115,872)	19,235
Gaming Policy and Enforcement Operations	8	—	444	—	2,829	—	—	7,186	7,186	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	19,234
Distribution of Gaming Proceeds	—	—	—	—	—	11,500	—	100,600	112,100	—	—	—	—	—	—	—	—	(112,099)	(112,099)	1
Executive and Support Services	—	—	3,298	78	13,168	—	—	—	—	—	—	3,655	3,655	—	(6,261)	(6,261)	(1)	(1)	(2)	22,014
Minister’s Office	—	—	—	—	108	—	—	—	—	—	—	173	173	—	—	—	—	—	—	891
Corporate Services	—	—	3,298	78	13,060	—	—	—	—	—	—	3,482	3,482	—	(6,261)	(6,261)	(1)	(1)	(2)	21,123

Total	1,913	—	6,389	2,425	104,786	12,016	—	214,684	226,700	9,365	—	6,343	15,708	(1,688)	(89,216)	(90,904)	(1,580)	(141,911)	(143,491)	470,469

VOTE 15 Judiciary

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	649	—	8,255	4	—	175	179	—	—	129	129	—	—	—	—	—	—	79,254
Superior Courts	4	—	400	—	3,201	—	—	—	—	—	—	38	38	—	—	—	—	—	—	18,022
Provincial Courts	66	—	249	—	5,054	4	—	175	179	—	—	91	91	—	—	—	—	—	—	61,232

Total	70	—	649	—	8,255	4	—	175	179	—	—	129	129	—	—	—	—	—	—	79,254

VOTE 16 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Independent Investigations Office

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	7,574	5,449	—	1,538	—	6,987	—	161	50	111	171	458	—	—	4

Total	7,574	5,449	—	1,538	—	6,987	—	161	50	111	171	458	—	—	4

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	8,909	17,863	178	4,430	—	22,471	—	139	—	1,807	2,011	837	—	26	4

Total	8,909	17,863	178	4,430	—	22,471	—	139	—	1,807	2,011	837	—	26	4

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	100	—	314	381	1,750	—	—	—	—	—	—	19	19	—	—	—	—	—	—	8,756

Total	100	—	314	381	1,750	—	—	—	—	—	—	19	19	—	—	—	—	—	—	8,756

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee Operating Account	—	—	883	176	5,883	—	—	—	—	—	—	384	384	—	—	—	—	(19,373)	(19,373)	9,365

Total	—	—	883	176	5,883	—	—	—	—	—	—	384	384	—	—	—	—	(19,373)	(19,373)	9,365

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development and Child Care Services	285,450	8,512	65	2,111	—	10,688	21	88	—	126	—	466	50	—	—
Services for Children and Youth with Special Needs	349,335	12,691	135	3,149	—	15,975	—	86	—	—	—	71	—	—	84
Child and Youth Mental Health Services	96,864	44,613	968	11,133	—	56,714	—	556	—	208	176	538	—	—	363
Child Safety, Family Support and Children in Care Services	620,719	121,406	3,677	30,152	—	155,235	—	2,849	15,334	250	—	52	—	22	85
Adoption Services	31,522	6,329	23	1,577	—	7,929	—	50	—	—	—	7	—	—	—
Youth Justice Services	44,292	27,651	891	6,860	—	35,402	—	290	—	27	—	114	—	—	845
Service Delivery Support	149,093	71,264	606	18,058	—	89,928	—	3,858	4,046	4,602	4,796	6,744	—	—	—
Executive and Support Services	17,745	12,865	61	3,226	70	16,222	—	381	15	—	10	1,176	—	—	—
Ministers’ Offices	860	476	—	145	70	691	—	48	—	—	8	6	—	—	—
Corporate Services	16,885	12,389	61	3,081	—	15,531	—	333	15	—	2	1,170	—	—	—

Total	1,595,020	305,331	6,426	76,266	70	388,093	21	8,158	19,395	5,213	4,982	9,168	50	22	1,377

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Childhood Development and Child Care Services	—	—	55	2,000	2,806	1,360	149,410	339,622	490,392	—	—	1,500	1,500	—	(660)	(660)	(1)	(61,001)	(61,002)	443,724
Services for Children and Youth with Special Needs	20	—	—	—	261	—	18,975	343,306	362,281	—	—	18	18	—	(1)	(1)	(1)	(22,284)	(22,285)	356,249
Child and Youth Mental Health Services	113	—	—	1,054	3,008	—	130	41,666	41,796	—	—	1,200	1,200	—	(3,018)	(3,018)	(660)	(115)	(775)	98,925
Child Safety, Family Support and Children in Care Services	8	—	—	102	18,702	—	41,760	492,736	534,496	—	—	633	633	—	(1)	(1)	(148)	(62,864)	(63,012)	646,053
Adoption Services	—	—	—	—	57	—	144	23,572	23,716	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	31,699
Youth Justice Services	133	—	—	—	1,409	—	299	26,765	27,064	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	45,890
Service Delivery Support	1,883	—	1,190	2,923	30,042	—	—	1,668	1,668	—	—	30,193	30,193	—	(1)	(1)	(1)	(198)	(199)	151,631
Executive and Support Services	—	—	13	79	1,674	—	—	830	830	—	—	397	397	—	(1)	(1)	(1)	(680)	(681)	18,441
Ministers’ Offices	—	—	—	—	62	—	—	—	—	—	—	108	108	—	—	—	—	—	—	861
Corporate Services	—	—	13	79	1,612	—	—	830	830	—	—	289	289	—	(1)	(1)	(1)	(680)	(681)	17,580

Total	2,157	—	1,258	6,158	57,959	1,360	210,718	1,270,165	1,482,243	—	—	33,942	33,942	—	(3,684)	(3,684)	(814)	(165,127)	(165,941)	1,792,612

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 19 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	17,642	18,936	207	4,776	—	23,919	—	439	99	993	4,110	1,070	—	20	49
Service BC Operations	16,830	14,675	173	3,719	—	18,567	—	396	2	556	273	578	—	—	26
BC Online	811	2,286	2	567	—	2,855	—	10	86	437	3,035	110	—	—	—
BC Registry Services	1	1,975	32	490	—	2,497	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	45,270	3,555	37	881	—	4,473	—	67	210	840	2,703	203	—	—	—
Procurement and Supply Services	2,835	21,198	597	5,258	—	27,053	—	131	946	1,016	5,480	1,121	—	—	2,573
Real Property	296,316	13,079	34	3,243	—	16,356	—	245	300	350	186	283	—	—	24,365
Technology Solutions	150,326	27,501	188	7,254	—	34,943	—	98	1,046	3,334	177,020	821	—	—	—
Corporate Information and Records Management Office	18,951	16,023	44	3,975	—	20,042	—	46	806	4,219	1,780	398	—	—	—
Executive and Support Services	19,859	11,456	11	2,869	54	14,390	—	104	52	355	3,937	235	—	—	—
Minister’s Office	689	339	1	104	54	498	—	38	—	—	16	11	—	—	—
Corporate Services	19,170	11,117	10	2,765	—	13,892	—	66	52	355	3,921	224	—	—	—

Total	551,199	111,748	1,118	28,256	54	141,176	—	1,130	3,459	11,107	195,216	4,131	—	20	26,987

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,254	240	8,274	—	—	—	—	—	—	892	892	—	(2,738)	(2,738)	(400)	(11,814)	(12,214)	18,133
Service BC Operations	—	—	49	—	1,880	—	—	—	—	—	—	801	801	—	(2,738)	(2,738)	(400)	(800)	(1,200)	17,310
BC Online	—	—	5	240	3,923	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	822
BC Registry Services	—	—	1,200	—	2,471	—	—	—	—	—	—	82	82	—	—	—	—	(5,049)	(5,049)	1
Office of the Chief Information Officer	—	—	5	—	4,028	—	—	500	500	—	—	1	1	—	(1)	(1)	(1,035)	(2,571)	(3,606)	5,395
Procurement and Supply Services	6,495	—	44	4,403	22,209	—	—	—	—	—	—	75,514	75,514	—	(70,312)	(70,312)	(17,092)	(34,099)	(51,191)	3,273
Real Property	31	—	57,929	297,009	380,698	—	—	—	—	—	—	37,126	37,126	—	(24,214)	(24,214)	(65,972)	(38,930)	(104,902)	305,064
Technology Solutions	—	—	27,419	44	209,782	—	—	—	—	—	—	307	307	—	(71,305)	(71,305)	(13,871)	(9,092)	(22,963)	150,764
Corporate Information and Records Management Office	—	—	183	—	7,432	—	—	—	—	—	—	45	45	—	(4,775)	(4,775)	(1,013)	(280)	(1,293)	21,451
Executive and Support Services	9	—	58	—	4,750	—	—	—	—	—	—	987	987	—	(23)	(23)	(4)	(31)	(35)	20,069
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	123	123	—	—	—	—	—	—	688
Corporate Services	9	—	56	—	4,683	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	19,381

Total	6,535	—	86,892	301,696	637,173	—	—	500	500	—	—	114,872	114,872	—	(173,368)	(173,368)	(99,387)	(96,817)	(196,204)	524,149

MINISTRY OF EDUCATION

($000)

VOTE 20 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	5,525,163	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Public Schools Instruction	5,110,359	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Schools Administration	370,804	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Learning Improvement Fund	44,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	398,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	86,475	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	44,238	21,059	9	5,253	54	26,375	13	1,208	1,320	7,715	6,762	2,987	773	802	24
Minister’s Office	707	339	—	104	54	497	—	70	—	—	6	7	—	—	—
Education and Corporate Services	43,531	20,720	9	5,149	—	25,878	13	1,138	1,320	7,715	6,756	2,980	773	802	24

Total	6,054,376	21,059	9	5,253	54	26,375	13	1,208	1,320	7,715	17,851	2,987	773	802	24

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	38,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	7,620	4,009	—	994	—	5,003	286	35	816	85	318	654	90	—	—

Total	45,621	4,009	—	994	—	5,003	286	35	816	85	318	654	90	—	—

MINISTRY OF EDUCATION

($000)

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools	—	—	—	—	11,089	119,456	5,575,495	65,433	5,760,384	—	—	1	1	—	(1)	(1)	(5,000)	(12,000)	(17,000)	5,754,473
Public Schools Instruction	—	—	—	—	—	90,191	5,193,649	59,313	5,343,153	—	—	1	1	—	(1)	(1)	—	(12,000)	(12,000)	5,331,153
Public Schools Administration	—	—	—	—	11,089	29,265	360,471	6,120	395,856	—	—	—	—	—	—	—	(5,000)	—	(5,000)	401,945
Learning Improvement Fund	—	—	—	—	—	—	21,375	—	21,375	—	—	—	—	—	—	—	—	—	—	21,375
Independent Schools	—	—	—	—	—	—	426,500	—	426,500	—	—	—	—	—	—	—	—	(200)	(200)	426,300
Transfers to Other Partners	—	—	—	—	—	50,456	22,607	9,000	82,063	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	76,307
Executive and Support Services	—	—	2,818	—	24,422	800	—	1,200	2,000	—	—	1,086	1,086	(1)	(644)	(645)	(961)	(6,737)	(7,698)	45,540
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	130	130	—	—	—	—	—	—	710
Education and Corporate Services	—	—	2,818	—	24,339	800	—	1,200	2,000	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	44,830

Total	—	—	2,818	—	35,511	170,712	6,024,602	75,633	6,270,947	—	—	1,087	1,087	(1)	(645)	(646)	(6,311)	(24,343)	(30,654)	6,302,620

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Training and Education Savings Program	—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
Teachers Act Special Account	—	—	—	766	3,050	—	—	—	—	—	—	77	77	—	—	—	—	—	—	8,130

Total	—	—	—	766	3,050	—	30,000	—	30,000	1	—	77	78	—	—	—	—	—	—	38,131

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 21 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Mines and Mineral Resources	21,355	15,669	1,534	3,887	—	21,090	100	1,264	—	2,475	243	488	—	—	87
Electricity and Alternative Energy	43,124	3,114	—	771	—	3,885	—	109	—	113	60	67	—	—	—
Oil and Gas	16,703	4,780	—	1,186	—	5,966	—	349	—	2,889	327	419	—	—	69
Strategic and Indigenous Affairs	3,046	1,725	—	428	—	2,153	—	117	—	555	24	100	—	—	—
Implementation Initiatives	1,020	689	—	171	—	860	—	50	—	60	24	37	—	—	—
Executive and Support Services	9,720	1,787	36	465	54	2,342	—	185	2,484	495	630	1,199	—	—	—
Minister’s Office	574	339	—	104	54	497	—	47	—	—	9	15	—	—	—
Corporate Services	9,146	1,448	36	361	—	1,845	—	138	2,484	495	621	1,184	—	—	—

Total	94,968	27,764	1,570	6,908	54	36,296	100	2,074	2,484	6,587	1,308	2,310	—	—	156

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	2,299	862	—	213	—	1,075	—	5	—	20	—	5	—	—	—

Total	2,299	862	—	213	—	1,075	—	5	—	20	—	5	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 21 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Mines and Mineral Resources	100	—	—	—	4,757	—	—	175	175	—	—	24	24	—	(1)	(1)	(1)	(3,150)	(3,151)	22,894
Electricity and Alternative Energy	—	—	—	—	349	—	—	—	—	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	4,235
Oil and Gas	70	—	6,543	—	10,666	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	16,784
Strategic and Indigenous Affairs	—	—	—	—	796	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	3,051
Implementation Initiatives	—	—	—	—	171	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,030
Executive and Support Services	293	—	826	229	6,341	—	—	—	—	—	—	1,347	1,347	—	(3)	(3)	(3)	(3)	(6)	10,021
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	9	9	—	(1)	(1)	(1)	(1)	(2)	574
Corporate Services	293	—	826	229	6,270	—	—	—	—	—	—	1,338	1,338	—	(2)	(2)	(2)	(2)	(4)	9,447

Total	463	—	7,369	229	23,080	—	—	375	375	—	—	1,437	1,437	—	(8)	(8)	(8)	(3,157)	(3,165)	58,015

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund special account	—	—	—	—	30	—	—	1,203	1,203	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,305

Total	—	—	—	—	30	—	—	1,203	1,203	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,305

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 22 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	11,531	21,903	294	5,532	—	27,729	—	888	—	1,103	222	1,364	—	—	381
Environmental Sustainability	22,730	13,312	42	3,302	—	16,656	—	705	—	4,044	323	248	—	—	710
BC Parks	49,386	16,227	131	4,086	—	20,444	—	614	—	400	162	738	—	18	8,410
Conservation Officer Service	15,476	11,930	45	3,014	—	14,989	—	624	—	336	513	844	—	—	430
Climate Action	16,535	4,361	—	1,082	—	5,443	—	159	—	1,563	1,050	7,147	—	—	10
Executive and Support Services	23,062	3,205	41	815	54	4,115	—	110	1,450	75	1,296	1,501	—	—	47
Minister’s Office	628	339	—	104	54	497	—	75	—	—	—	12	—	—	—
Corporate Services	22,434	2,866	41	711	—	3,618	—	35	1,450	75	1,296	1,489	—	—	47

Total	138,720	70,938	553	17,831	54	89,376	—	3,100	1,450	7,521	3,566	11,842	—	18	9,988

VOTE 23 Environmental Assessment Office

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	11,870	7,082	62	1,763	—	8,907	1	451	600	927	150	143	—	—	3

Total	11,870	7,082	62	1,763	—	8,907	1	451	600	927	150	143	—	—	3

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	3,675	—	—	—	—	—	—	—	—	3,800	—	—	—	—	6,000
Sustainable Environment Fund	18,935	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	22,610	—	—	—	—	—	—	—	—	3,800	—	—	—	—	6,000

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 22 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Protection	688	—	501	14	5,161	100	—	628	728	—	—	714	714	(22,330)	(1)	(22,331)	(1)	(199)	(200)	11,801
Environmental Sustainability	302	—	1,039	4	7,375	190	—	3,379	3,569	—	—	25	25	—	(151)	(151)	(25)	(3,477)	(3,502)	23,972
BC Parks	244	—	9,494	—	20,080	—	—	150	150	—	—	39	39	—	(1)	(1)	(1)	(233)	(234)	40,478
Conservation Officer Service	332	—	240	—	3,319	—	—	—	—	—	—	21	21	—	(1)	(1)	(1)	(120)	(121)	18,207
Climate Action	—	—	10	—	9,939	3,600	—	—	3,600	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	15,600
Executive and Support Services	2,108	—	2,905	192	9,684	60	—	—	60	—	—	10,035	10,035	—	(1)	(1)	(1)	(1)	(2)	23,891
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	44	44	—	—	—	—	—	—	628
Corporate Services	2,108	—	2,905	192	9,597	60	—	—	60	—	—	9,991	9,991	—	(1)	(1)	(1)	(1)	(2)	23,263

Total	3,674	—	14,189	210	55,558	3,950	—	4,157	8,107	—	—	10,840	10,840	(23,635)	(2,155)	(25,790)	(30)	(4,112)	(4,142)	133,949

VOTE 23 Environmental Assessment Office

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	2	—	5	1	2,283	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,902

Total	2	—	5	1	2,283	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,902

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund special account	—	—	—	—	9,800	—	—	—	—	—	—	500	500	—	—	—	(500)	—	(500)	9,800
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	23,635	—	—	23,635	—	—	—	—	—	—	23,635

Total	—	—	—	—	9,800	—	—	—	—	23,635	—	500	24,135	—	—	—	(500)	—	(500)	33,435

MINISTRY OF FINANCE

($000)

VOTE 24 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	6,701	5,159	57	1,280	—	6,496	—	35	72	152	118	87	—	136	—
Office of the Comptroller General	21,130	12,130	114	3,009	—	15,253	5	92	118	39	7,748	362	—	12	—
Office of the Comptroller General	18,726	9,579	94	2,377	—	12,050	5	38	116	29	7,720	343	—	12	—
Internal Audit and Advisory Services	2,404	2,551	20	632	—	3,203	—	54	2	10	28	19	—	—	—
Treasury	1	6,337	46	1,622	—	8,005	—	49	180	1,215	3,519	815	—	—	—
Revenue Division	89,762	47,432	778	11,765	—	59,975	—	1,068	3,119	50,208	8,738	10,628	4	5	17
Policy and Legislation	6,307	19,488	255	4,833	—	24,576	101	580	1,460	2,285	850	1,467	—	2	—
Policy and Legislation	4,972	3,514	12	872	—	4,398	—	125	741	128	19	447	—	1	—
Financial Institutions Commission	1,334	14,214	236	3,525	—	17,975	101	325	559	1,947	718	912	—	1	—
Office of the Superintendent of Real Estate	1	1,760	7	436	—	2,203	—	130	160	210	113	108	—	—	—
Public Sector Employers’ Council Secretariat	16,637	1,841	6	456	—	2,303	—	100	100	25	78	51	—	—	—
Crown Agencies and Board Resourcing Office	852	637	1	166	—	804	—	9	—	—	16	50	—	—	—
Executive and Support Services	28,922	9,841	28	2,481	54	12,404	—	779	53	15,362	665	187	773	—	11
Minister’s Office	726	435	3	128	54	620	—	28	—	—	9	20	—	—	—
Corporate Services	28,196	9,406	25	2,353	—	11,784	—	751	53	15,362	656	167	773	—	11

Total	170,312	102,865	1,285	25,612	54	129,816	106	2,712	5,102	69,286	21,732	13,647	777	155	28

VOTE 25 Government Communications and Public Engagement

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications	25,943	16,214	100	4,081	—	20,395	—	301	34	760	897	968	3,537	—	38
Government Digital Experience	8,262	6,091	55	1,510	—	7,656	—	61	25	10	1,117	87	—	—	—

Total	34,205	22,305	155	5,591	—	28,051	—	362	59	770	2,014	1,055	3,537	—	38

MINISTRY OF FINANCE

($000)

VOTE 24 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	643	—	—	—	—	—	—	19	19	—	(125)	(125)	(1)	(6)	(7)	7,026
Office of the Comptroller General	—	—	271	—	8,647	—	—	—	—	—	—	18	18	—	(2,443)	(2,443)	(207)	(2)	(209)	21,266
Office of the Comptroller General	—	—	271	—	8,534	—	—	—	—	—	—	11	11	—	(1,688)	(1,688)	(58)	(1)	(59)	18,848
Internal Audit and Advisory Services	—	—	—	—	113	—	—	—	—	—	—	7	7	—	(755)	(755)	(149)	(1)	(150)	2,418
Treasury	—	—	9	1	5,788	—	—	—	—	—	—	34,806	34,806	—	(13,243)	(13,243)	(1,135)	(34,220)	(35,355)	1
Revenue Division	111	—	6,912	55	80,865	—	600	4,627	5,227	—	—	35,128	35,128	—	(1,566)	(1,566)	(1)	(89,083)	(89,084)	90,545
Policy and Legislation	45	—	—	1,594	8,384	—	—	—	—	—	—	618	618	—	(1,165)	(1,165)	(1)	(26,129)	(26,130)	6,283
Policy and Legislation	30	—	—	—	1,491	—	—	—	—	—	—	301	301	—	(1,165)	(1,165)	(1)	(150)	(151)	4,874
Financial Institutions Commission	14	—	—	1,413	5,990	—	—	—	—	—	—	310	310	—	—	—	—	(22,867)	(22,867)	1,408
Office of the Superintendent of Real Estate	1	—	—	181	903	—	—	—	—	—	—	7	7	—	—	—	—	(3,112)	(3,112)	1
Public Sector Employers’ Council Secretariat	—	—	—	—	354	15,788	—	—	15,788	—	—	15	15	—	(1,600)	(1,600)	(1)	(20)	(21)	16,839
Crown Agencies and Board Resourcing Office	—	—	—	—	75	—	—	—	—	—	—	9	9	—	(31)	(31)	(1)	(1)	(2)	855
Executive and Support Services	12	—	5	1	17,848	170	—	—	170	—	—	134	134	—	(788)	(788)	(1)	(1)	(2)	29,766
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	53	53	—	—	—	—	—	—	730
Corporate Services	12	—	5	1	17,791	170	—	—	170	—	—	81	81	—	(788)	(788)	(1)	(1)	(2)	29,036

Total	168	—	7,240	1,651	122,604	15,958	600	4,627	21,185	—	—	70,747	70,747	—	(20,961)	(20,961)	(1,348)	(149,462)	(150,810)	172,581

VOTE 25 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications	—	—	335	15	6,885	—	—	—	—	—	—	31	31	—	(178)	(178)	(42)	(61)	(103)	27,030
Government Digital Experience	—	—	370	12	1,682	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	8,354

Total	—	—	705	27	8,567	—	—	—	—	—	—	46	46	—	(1,175)	(1,175)	(43)	(62)	(105)	35,384

MINISTRY OF FINANCE

($000)

VOTE 26 BC Public Service Agency

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	53,410	27,353	213	6,781	—	34,347	—	980	186	1,578	20,217	2,461	780	—	—
Business Performance	22,094	2,458	10	609	—	3,077	—	76	55	30	19,719	109	—	—	—
Service Operations	13,824	11,155	120	2,766	—	14,041	—	164	—	29	108	389	780	—	—
Talent Management	11,392	9,207	74	2,282	—	11,563	—	473	—	1,461	211	1,679	—	—	—
Employee Relations	4,008	3,098	1	768	—	3,867	—	255	125	—	43	124	—	—	—
Corporate Services	2,092	1,435	8	356	—	1,799	—	12	6	58	136	160	—	—	—

Total	53,410	27,353	213	6,781	—	34,347	—	980	186	1,578	20,217	2,461	780	—	—

VOTE 27 Benefits

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	7,649	—	553,983	—	561,632	—	187	2,120	1,096	55	240	—	—	—
Pension Contribution and Retirement Benefits	333,030	—	—	349,183	—	349,183	—	—	—	—	—	—	—	—	—
Employee Health Benefits	134,958	—	—	199,583	—	199,583	—	—	—	—	—	—	—	—	—
Long Term Disability	34,626	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	5,623	—	—	3,320	—	3,320	—	—	2,120	250	—	—	—	—	—
Benefits Administration	8,288	7,649	—	1,897	—	9,546	—	187	—	846	55	240	—	—	—
Recoveries	(516,524)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	7,649	—	553,983	—	561,632	—	187	2,120	1,096	55	240	—	—	—

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Financial Administration Act	3,505,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing Priority Initiatives special account	37,636	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	4,180	3,966	5	984	—	4,955	—	100	1,070	1,069	518	162	—	—	—
Long Term Disability Fund special account	57,585	—	—	58,000	—	58,000	—	—	—	540	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,604,411	3,966	5	58,984	—	62,955	—	100	1,070	1,609	518	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 26 BC Public Service Agency

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Public Service Agency	—	—	495	93	26,790	—	—	—	—	—	—	6,368	6,368	(200)	(9,497)	(9,697)	(628)	(912)	(1,540)	56,268
Business Performance	—	—	493	10	20,492	—	—	—	—	—	—	14	14	—	(20)	(20)	(603)	(816)	(1,419)	22,144
Service Operations	—	—	—	—	1,470	—	—	—	—	—	—	45	45	—	(325)	(325)	(25)	(25)	(50)	15,181
Talent Management	—	—	—	83	3,907	—	—	—	—	—	—	6,178	6,178	—	(9,149)	(9,149)	—	(65)	(65)	12,434
Employee Relations	—	—	—	—	547	—	—	—	—	—	—	9	9	(200)	(3)	(203)	—	(6)	(6)	4,214
Corporate Services	—	—	2	—	374	—	—	—	—	—	—	122	122	—	—	—	—	—	—	2,295

Total	—	—	495	93	26,790	—	—	—	—	—	—	6,368	6,368	(200)	(9,497)	(9,697)	(628)	(912)	(1,540)	56,268

VOTE 27 Benefits

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	3,698	—	—	350	350	39,619	—	22	39,641	(14,600)	(515,431)	(530,031)	(11,653)	(63,636)	(75,289)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,062)	(5,019)	(7,081)	342,102
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	(11,800)	—	(11,800)	(9,181)	(57,188)	(66,369)	121,414
Long Term Disability	—	—	—	—	—	—	—	—	—	39,619	—	—	39,619	—	—	—	(238)	(662)	(900)	38,719
Other Benefits	—	—	—	—	2,370	—	—	—	—	—	—	—	—	(100)	—	(100)	(41)	(208)	(249)	5,341
Benefits Administration	—	—	—	—	1,328	—	—	350	350	—	—	22	22	(2,700)	(48)	(2,748)	(131)	(559)	(690)	7,808
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(515,383)	(515,383)	—	—	—	(515,383)

Total	—	—	—	—	3,698	—	—	350	350	39,619	—	22	39,641	(14,600)	(515,431)	(530,031)	(11,653)	(63,636)	(75,289)	1

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Financial Administration Act	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing Priority Initiatives special account	—	—	—	—	—	283,225	—	—	283,225	—	—	—	—	—	—	—	—	—	—	283,225
Insurance and Risk Management Account	4,480	—	247	—	7,646	—	—	—	—	—	—	42,379	42,379	—	(48,066)	(48,066)	(2,270)	(151)	(2,421)	4,493
Long Term Disability Fund special account	—	—	—	—	540	—	—	—	—	14,800	—	35	14,835	—	(120)	(120)	(430)	(6,075)	(6,505)	66,750
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	4,480	—	247	—	8,186	283,225	—	—	283,225	14,800	—	42,424	57,224	—	(48,186)	(48,186)	(2,700)	(6,226)	(8,926)	354,478

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 28 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	60,658	38,531	170	9,556	—	48,257	—	1,576	—	6,548	883	1,523	—	4	3,395
Resource Stewardship	99,420	11,308	55	2,805	—	14,168	—	667	—	67,704	198	963	—	1	3,129
Office of the Chief Forester	16,858	10,731	75	2,662	—	13,468	—	289	—	4,970	61	117	—	6	628
Rural Development, Lands and Innovation	56,357	10,028	93	2,488	—	12,609	—	532	—	14,327	131	275	—	—	7
Timber Operations, Pricing and First Nations	12,456	6,689	44	1,659	—	8,392	—	274	—	599	30	67	—	—	20
Regional Operations	140,177	101,408	902	25,150	—	127,460	—	2,753	95	6,023	538	2,288	—	17	936
Executive and Support Services	73,050	39,472	321	9,814	54	49,661	—	520	5,734	374	8,370	2,237	—	—	1,132
Minister’s Office	792	346	—	106	54	506	—	102	—	—	17	25	—	—	—
Corporate Services	72,258	39,126	321	9,708	—	49,155	—	418	5,734	374	8,353	2,212	—	—	1,132

Total	458,976	218,167	1,660	54,134	54	274,015	—	6,611	5,829	100,545	10,211	7,470	—	28	9,247

VOTE 29 Fire Management

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	506,293	31,116	4,247	7,717	—	43,080	—	1,261	1,000	3,437	145	577	—	149	7,882

Total	506,293	31,116	4,247	7,717	—	43,080	—	1,261	1,000	3,437	145	577	—	149	7,882

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	183,174	19,524	188	4,842	—	24,554	—	849	—	74,129	679	690	—	20	1,050
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	40	—	1,386	—	10	—	—	110

Total	183,194	19,524	188	4,842	—	24,554	—	889	—	75,515	679	700	—	20	1,160

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 28 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Resource Operations	1,019	—	786	606	16,340	4,000	—	5,463	9,463	—	—	99	99	(1)	(585)	(586)	(1)	(1,935)	(1,936)	71,637
Resource Stewardship	2,143	10	39	8	74,862	460	—	926	1,386	21,099	—	50,040	71,139	(100)	(132)	(232)	(1)	(59,646)	(59,647)	101,676
Office of the Chief Forester	133	—	—	55	6,259	—	—	94	94	—	—	—	—	(1)	(361)	(362)	(1)	(2,374)	(2,375)	17,084
Rural Development, Lands and Innovation	18	—	10	1	15,301	25,020	—	3,025	28,045	—	—	767	767	(1)	(1)	(2)	(751)	(1)	(752)	55,968
Timber Operations, Pricing and First Nations	86	9,999	5,477	—	16,552	—	—	81	81	—	—	12	12	(400)	(1)	(401)	(1)	(11,001)	(11,002)	13,634
Regional Operations	1,843	413	407	4	15,317	2,142	—	1,420	3,562	—	—	191	191	(1,504)	(535)	(2,039)	(1)	(5,212)	(5,213)	139,278
Executive and Support Services	5,815	—	21,837	279	46,298	—	—	—	—	1	—	1,921	1,922	(7,098)	(16,178)	(23,276)	(429)	(1)	(430)	74,175
Minister’s Office	—	—	—	—	144	—	—	—	—	—	—	147	147	—	—	—	—	—	—	797
Corporate Services	5,815	—	21,837	279	46,154	—	—	—	—	1	—	1,774	1,775	(7,098)	(16,178)	(23,276)	(429)	(1)	(430)	73,378

Total	11,057	10,422	28,556	953	190,929	31,622	—	11,009	42,631	21,100	—	53,030	74,130	(9,105)	(17,793)	(26,898)	(1,185)	(80,170)	(81,355)	473,452

VOTE 29 Fire Management

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Fire Management	20,360	—	105	—	34,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,986

Total	20,360	—	105	—	34,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,986

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,590	—	30,800	30	109,837	30	—	—	30	10,905	—	72,500	83,405	(21,100)	(1)	(21,101)	(1)	(1)	(2)	196,723
Crown Land special account	—	—	—	—	—	8,913	—	—	8,913	—	—	20	20	—	—	—	—	(8,913)	(8,913)	20
Forest Stand Management Fund	28	—	—	—	1,574	—	—	—	—	—	—	—	—	—	—	—	—	(1,574)	(1,574)	—

Total	1,618	—	30,800	30	111,411	8,943	—	—	8,943	10,905	—	72,520	83,425	(21,100)	(1)	(21,101)	(1)	(10,488)	(10,489)	196,743

MINISTRY OF HEALTH

($000)

VOTE 30 Ministry Operations

	Total
	2017/18					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	18,693,605	—	—	—	—	—	—	—	—	47,928	—	—	—	—	—
Regional Services	12,838,715	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	4,582,881	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,226,782	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	45,227	—	—	—	—	—	—	—	—	47,927	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	229,034	93,271	609	23,152	54	117,086	1,192	2,299	7,382	33,027	63,967	6,844	—	216	139
Minister’s Office	769	414	—	123	54	591	—	108	—	—	15	24	—	—	—
Stewardship and Corporate Services	228,265	92,857	609	23,029	—	116,495	1,192	2,191	7,382	33,027	63,952	6,820	—	216	139

Total	18,775,389	93,271	609	23,152	54	117,086	1,192	2,299	7,382	80,955	63,967	6,844	—	216	139

Statutory Appropriations

Description	Total 2017/18 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	—	—	—	—	47,928	6,105	13,035,314	6,922,261	19,963,680	—	—	1	1	—	(1)	(1)	(152,006)	(337,815)	(489,821)	19,521,787
Regional Services	—	—	—	—	1	6,105	13,035,314	533,431	13,574,850	—	—	—	—	—	(1)	(1)	(6)	(183,165)	(183,171)	13,391,679
Medical Services Plan	—	—	—	—	—	—	—	4,995,531	4,995,531	—	—	—	—	—	—	—	(152,000)	(32,000)	(184,000)	4,811,531
PharmaCare	—	—	—	—	—	—	—	1,393,299	1,393,299	—	—	1	1	—	—	—	—	(120,900)	(120,900)	1,272,400
Health Benefits Operations	—	—	—	—	47,927	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	46,177
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	51	—	27,283	427	142,827	32	604	3,911	4,547	—	—	2,757	2,757	—	(23,434)	(23,434)	(1)	(11,655)	(11,656)	232,127
Minister’s Office	—	—	—	—	147	—	—	—	—	—	—	36	36	—	—	—	—	—	—	774
Stewardship and Corporate Services	51	—	27,283	427	142,680	32	604	3,911	4,547	—	—	2,721	2,721	—	(23,434)	(23,434)	(1)	(11,655)	(11,656)	231,353

Total	51	—	27,283	427	190,755	6,137	13,035,918	6,926,172	19,968,227	—	—	2,758	2,758	(147,250)	(23,435)	(170,685)	(152,007)	(349,470)	(501,477)	19,606,664

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 31 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations Division	12,422	8,769	65	2,174	—	11,008	—	970	—	151	71	653	—	—	—
Strategic Partnerships and Initiatives Division	19,285	7,098	—	1,761	—	8,859	—	456	—	2,106	3	329	—	—	—
Reconciliation Transformation and Strategies Division	1,709	1,291	—	320	—	1,611	—	93	—	3	—	5	—	—	—
Executive and Support Services	7,467	1,359	—	357	54	1,770	35	115	2,800	—	381	263	—	—	1
Minister’s Office	683	339	—	104	54	497	—	85	—	—	—	13	—	—	—
Corporate Services	6,784	1,020	—	253	—	1,273	35	30	2,800	—	381	250	—	—	1

Total	40,883	18,517	65	4,612	54	23,248	35	1,634	2,800	2,260	455	1,250	—	—	1

VOTE 32 Treaty and Other Agreements Funding

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	41,002	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	3,477	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	37,525	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	41,002	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	54	57	59	60	63	65	67	68	69
First Citizens Fund	1,850	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	7,222	120	—	30	—	150	—	—	—	—	—	—	—	—	—

Total	9,072	120	—	30	—	150	—	—	—	—	—	—	—	—	—

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 31 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations Division	—	—	—	1	1,846	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(57)	(58)	12,812
Strategic Partnerships and Initiatives Division	—	—	—	—	2,894	250	400	9,921	10,571	—	—	485	485	—	(501)	(501)	(1)	(401)	(402)	21,906
Reconciliation Transformation and Strategies Division	—	—	—	—	101	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,709
Executive and Support Services	—	—	230	—	3,825	—	—	—	—	—	—	1,895	1,895	—	(1)	(1)	(1)	(1)	(2)	7,487
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	87	87	—	—	—	—	—	—	682
Corporate Services	—	—	230	—	3,727	—	—	—	—	—	—	1,808	1,808	—	(1)	(1)	(1)	(1)	(2)	6,805

Total	—	—	230	1	8,666	250	400	9,921	10,571	—	—	2,397	2,397	—	(504)	(504)	(4)	(460)	(464)	43,914

VOTE 32 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	65,336	—	40,601	105,937	—	—	—	—	—	(1)	(1)	(1)	(59,497)	(59,498)	46,438
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	3,389	3,389	—	—	—	—	—	(1)	(1)	(1)	—	(1)	3,387
Non Treaty Funding	—	—	—	—	—	65,336	—	37,212	102,548	—	—	—	—	—	—	—	—	(59,497)	(59,497)	43,051

Total	—	—	—	—	—	65,336	—	40,601	105,937	—	—	—	—	—	(1)	(1)	(1)	(59,497)	(59,498)	46,438

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	1,900	1,900	—	—	—	—	—	—	—	—	—	—	1,900
First Nations Clean Energy Business Fund special account	—	—	—	—	—	4,575	—	2,542	7,117	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	7,264

Total	—	—	—	—	—	4,575	—	4,442	9,017	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	9,164

MINISTRY OF JOBS, TRADE AND TECHNOLOGY

($000)

VOTE 33 Ministry Operations

	Total
	2017/18					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
International Business Development	21,296	5,357	8	1,329	—	6,694	—	440	10	9,536	138	2,189	—	—	1
Technology, Innovation and Economic Development	20,317	5,312	10	1,318	—	6,640	40	220	15	974	128	1,393	—	—	—
Economic Development	16,117	3,705	10	919	—	4,634	30	110	15	466	87	344	—	—	—
Technology and Innovation	4,200	1,607	—	399	—	2,006	10	110	—	508	41	1,049	—	—	—
Workforce, Immigration and Major Investments	11,868	6,285	8	1,557	—	7,850	—	249	39	333	217	326	30	—	—
Workforce Development and Immigration	10,776	5,532	8	1,371	—	6,911	—	204	34	278	192	313	30	—	—
Major Investments Office	1,092	753	—	186	—	939	—	45	5	55	25	13	—	—	—
Integrated Data Office	8,640	7,528	29	1,866	—	9,423	—	76	155	1,890	2,357	178	—	—	387
Integrated Data Office	8,029	3,883	9	962	—	4,854	—	49	135	300	2,316	53	—	—	—
BC Stats	611	3,645	20	904	—	4,569	—	27	20	1,590	41	125	—	—	387
International Strategy and Competitiveness	8,743	4,204	—	1,043	—	5,247	—	235	600	1,064	767	440	—	—	—
Small Business, Regulatory and Service Improvement	3,096	1,642	3	408	—	2,053	1	40	1	106	75	82	—	—	—
Transfers to Crown Corporations and Agencies	40,640	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Innovation Council	21,590	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	19,050	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	5,723	4,715	47	1,204	92	6,058	—	264	59	1	328	158	—	—	—
Ministers’ Offices	989	476	10	153	92	731	—	179	—	—	6	16	—	—	—
Corporate Services	4,734	4,239	37	1,051	—	5,327	—	85	59	1	322	142	—	—	—

Total	120,323	35,043	105	8,725	92	43,965	41	1,524	879	13,904	4,010	4,766	30	—	388

Statutory Appropriations

	Total
	2017/18					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TRADE AND TECHNOLOGY

($000)

VOTE 33 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
International Business Development	—	—	233	2,114	14,661	—	—	261	261	—	—	244	244	—	(1)	(1)	(1)	(1)	(2)	21,857
Technology, Innovation and Economic Development	—	—	—	1	2,771	—	—	1,700	1,700	—	—	105	105	—	(2)	(2)	(2)	(2)	(4)	11,210
Economic Development	—	—	—	1	1,053	—	—	585	585	—	—	100	100	—	(1)	(1)	(1)	(1)	(2)	6,369
Technology and Innovation	—	—	—	—	1,718	—	—	1,115	1,115	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	4,841
Workforce, Immigration and Major Investments	—	—	—	10	1,204	—	—	13,275	13,275	—	—	13	13	—	(1)	(1)	(1)	(4,700)	(4,701)	17,640
Workforce Development and Immigration	—	—	—	—	1,051	—	—	13,275	13,275	—	—	13	13	—	(1)	(1)	(1)	(4,700)	(4,701)	16,548
Major Investments Office	—	—	—	10	153	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,092
Integrated Data Office	—	—	1,050	5	6,098	—	—	—	—	—	—	13	13	—	(6,212)	(6,212)	(2)	(594)	(596)	8,726
Integrated Data Office	—	—	1,045	—	3,898	—	—	—	—	—	—	—	—	—	(653)	(653)	(1)	—	(1)	8,098
BC Stats	—	—	5	5	2,200	—	—	—	—	—	—	13	13	—	(5,559)	(5,559)	(1)	(594)	(595)	628
International Strategy and Competitiveness	—	—	180	—	3,286	—	—	50	50	—	—	200	200	—	(1)	(1)	(1)	(1)	(2)	8,780
Small Business, Regulatory and Service Improvement	—	—	—	—	305	—	—	776	776	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	3,133
Transfers to Crown Corporations and Agencies	—	—	—	—	—	8,090	—	19,550	27,640	—	—	—	—	—	—	—	—	—	—	27,640
British Columbia Innovation Council	—	—	—	—	—	8,090	—	—	8,090	—	—	—	—	—	—	—	—	—	—	8,090
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	19,550	19,550	—	—	—	—	—	—	—	—	—	—	19,550
Executive and Support Services	15	—	2	6	833	—	—	—	—	—	—	60	60	—	(1,165)	(1,165)	(2)	(1)	(3)	5,783
Ministers’ Offices	—	—	1	—	202	—	—	—	—	—	—	57	57	—	—	—	—	—	—	990
Corporate Services	15	—	1	6	631	—	—	—	—	—	—	3	3	—	(1,165)	(1,165)	(2)	(1)	(3)	4,793

Total	15	—	1,465	2,136	29,158	8,090	—	35,612	43,702	—	—	637	637	—	(7,383)	(7,383)	(10)	(5,300)	(5,310)	104,769

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR

($000)

VOTE 34 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	10,001	25,926	95	6,465	—	32,486	877	615	611	1,229	2,964	1,094	—	1	—
Employment Standards	7,911	6,458	10	1,600	—	8,068	—	145	—	250	65	225	—	—	—
WorkSafeBC Funded Services	1	18,138	76	4,535	—	22,749	877	396	—	511	2,791	779	—	1	—
Labour Policy and Legislation	2,089	1,330	9	330	—	1,669	—	74	611	468	108	90	—	—	—
Executive and Support Services	1,523	1,310	—	346	54	1,710	—	93	—	—	28	29	—	—	—
Minister’s Office	591	339	—	105	54	498	—	50	—	—	8	9	—	—	—
Corporate Services	932	971	—	241	—	1,212	—	43	—	—	20	20	—	—	—

Total	11,524	27,236	95	6,811	54	34,196	877	708	611	1,229	2,992	1,123	—	1	—

MINISTRY OF LABOUR

($000)

VOTE 34 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	6	—	27	1,863	9,287	—	—	50	50	—	—	451	451	—	(2)	(2)	(1)	(31,165)	(31,166)	11,106
Employment Standards	6	—	24	—	715	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	8,745
WorkSafeBC Funded Services	—	—	1	1,863	7,219	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(30,401)	(30,401)	1
Labour Policy and Legislation	—	—	2	—	1,353	—	—	50	50	—	—	4	4	—	(1)	(1)	(1)	(714)	(715)	2,360
Executive and Support Services	—	—	—	—	150	—	—	—	—	—	—	30	30	—	(3)	(3)	(1)	(354)	(355)	1,532
Minister’s Office	—	—	—	—	67	—	—	—	—	—	—	25	25	—	(1)	(1)	—	—	—	589
Corporate Services	—	—	—	—	83	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	943

Total	6	—	27	1,863	9,437	—	—	50	50	—	—	481	481	—	(5)	(5)	(2)	(31,519)	(31,521)	12,638

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 35 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Policy Development, Research, Monitoring and Evaluation	3,702	5,628	—	1,396	—	7,024	—	319	—	—	160	300	—	—	—
Executive and Support Services	1,239	1,167	—	311	68	1,546	—	152	—	300	74	87	—	—	—
Minister’s Office	320	339	—	109	68	516	—	75	—	—	16	14	—	—	—
Corporate Services	919	828	—	202	—	1,030	—	77	—	300	58	73	—	—	—

Total	4,941	6,795	—	1,707	68	8,570	—	471	—	300	234	387	—	—	—

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 35 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Policy Development, Research, Monitoring and Evaluation	—	—	—	—	779	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,803
Executive and Support Services	—	—	—	—	613	—	—	—	—	—	—	21	21	—	—	—	—	—	—	2,180
Minister’s Office	—	—	—	—	105	—	—	—	—	—	—	20	20	—	—	—	—	—	—	641
Corporate Services	—	—	—	—	508	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1,539

Total	—	—	—	—	1,392	—	—	—	—	—	—	21	21	—	—	—	—	—	—	9,983

MINISTRY OF MUNICIPAL AFFAIRS AND HOUSING

($000)

VOTE 36 Ministry Operations

	Total
	2017/18					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	234,740	7,423	73	1,841	—	9,337	—	184	676	2,382	159	254	—	2	6,425
Local Government Services and Transfers	229,148	6,235	57	1,547	—	7,839	—	179	649	619	122	198	—	2	—
University Endowment Lands	5,592	1,188	16	294	—	1,498	—	5	27	1,763	37	56	—	—	6,425
Community and Legislative Services	3,030	2,590	6	643	—	3,239	962	33	29	34	191	192	—	—	—
Community and Legislative Services	900	696	2	173	—	871	—	16	—	14	8	14	—	—	—
Community Gaming Grants	1,567	1,214	4	301	—	1,519	—	4	—	—	33	19	—	—	—
Assessment Services	1	240	—	60	—	300	962	10	20	20	150	157	—	—	—
Assessment Policy and Support	562	440	—	109	—	549	—	3	9	—	—	2	—	—	—
Executive and Support Services	6,769	4,652	44	1,174	54	5,924	—	120	32	120	294	297	—	—	7
Minister’s Office	572	339	—	104	54	497	—	58	—	—	6	9	—	—	—
Corporate Services	6,197	4,313	44	1,070	—	5,427	—	62	32	120	288	288	—	—	7

Total	244,539	14,665	123	3,658	54	18,500	962	337	737	2,536	644	743	—	2	6,432

VOTE 37 Housing

	Total
	2017/18					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing	422,098	10,638	25	2,639	—	13,302	—	158	134	429	1,114	296	—	—	—
Housing	411,118	1,499	1	373	—	1,873	—	30	42	100	9	62	—	—	—
Building and Safety Policy	1,752	1,221	1	303	—	1,525	—	68	30	90	6	58	—	—	—
Residential Tenancy	9,228	7,918	23	1,963	—	9,904	—	60	62	239	1,099	176	—	—	—

Total	422,098	10,638	25	2,639	—	13,302	—	158	134	429	1,114	296	—	—	—

Statutory Appropriations

	Total
	2017/18	50				Total
Description	Operating Expenses		51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	10,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	23,326	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF MUNICIPAL AFFAIRS AND HOUSING

($000)

VOTE 36 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	206	—	81	—	10,369	167,579	1,123	110,069	278,771	—	—	13	13	(10,442)	(1)	(10,443)	(1,000)	(100,077)	(101,077)	186,970
Local Government Services and Transfers	—	—	81	—	1,850	167,579	1,123	102,749	271,451	—	—	11	11	—	(1)	(1)	—	(99,777)	(99,777)	181,373
University Endowment Lands	206	—	—	—	8,519	—	—	7,320	7,320	—	—	2	2	(10,442)	—	(10,442)	(1,000)	(300)	(1,300)	5,597
Community and Legislative Services	—	—	4	—	1,445	140,000	—	—	140,000	—	—	3	3	—	(301)	(301)	(1,323)	(140,001)	(141,324)	3,062
Community and Legislative Services	—	—	—	—	52	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	921
Community Gaming Grants	—	—	—	—	56	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	1,576
Assessment Services	—	—	4	—	1,323	—	—	—	—	—	—	—	—	—	(300)	(300)	(1,322)	—	(1,322)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	1	1	—	—	—	—	—	—	564
Executive and Support Services	16	—	42	7	935	—	—	—	—	—	—	24	24	—	(2)	(2)	(2)	(1)	(3)	6,878
Minister’s Office	3	—	—	—	76	—	—	—	—	—	—	—	—	—	—	—	—	—	—	573
Corporate Services	13	—	42	7	859	—	—	—	—	—	—	24	24	—	(2)	(2)	(2)	(1)	(3)	6,305

Total	222	—	127	7	12,749	307,579	1,123	110,069	418,771	—	—	40	40	(10,442)	(304)	(10,746)	(2,325)	(240,079)	(242,404)	196,910

VOTE 37 Housing

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	2,131	—	—	438,378	438,378	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	453,988
Housing	—	—	—	—	243	—	—	438,378	438,378	—	—	103	103	—	(1)	(1)	(1)	(1)	(2)	440,594
Building and Safety Policy	—	—	—	—	252	—	—	—	—	—	—	2	2	—	—	—	—	—	—	1,779
Residential Tenancy	—	—	—	—	1,636	—	—	—	—	—	—	75	75	—	—	—	—	—	—	11,615

Total	—	—	—	—	2,131	—	—	438,378	438,378	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	453,988

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	10,442	—	—	10,442	—	—	—	—	—	—	10,442

Total	—	—	—	—	—	—	—	12,884	12,884	10,442	—	—	10,442	—	—	—	—	—	—	23,326

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 38 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	238,225	148,920	4,751	37,052	—	190,723	—	1,366	2,424	3,604	10	3,013	—	—	8,400
Policing and Security	400,661	10,058	25	2,494	—	12,577	—	284	493	1,248	300	803	—	—	518
Victim Services and Crime Prevention	41,534	6,131	76	1,517	—	7,724	—	110	75	505	—	282	—	—	—
BC Coroners Service	15,168	7,594	74	1,883	—	9,551	55	153	196	6,099	135	260	—	—	150
RoadSafetyBC	13,027	9,084	51	2,253	—	11,388	—	45	2,275	83	—	134	—	—	—
Emergency Management BC	15,462	8,338	5	2,068	—	10,411	—	231	38	827	533	412	—	—	9
Executive and Support Services	23,868	12,694	27	3,185	69	15,975	—	255	233	160	4,483	269	—	—	5
Minister’s Office	794	414	—	130	69	613	—	65	—	—	20	25	—	—	3
Corporate Services	23,074	12,280	27	3,055	—	15,362	—	190	233	160	4,463	244	—	—	2

Total	747,945	202,819	5,009	50,452	69	258,349	55	2,444	5,734	12,526	5,461	5,173	—	—	9,082

VOTE 39 Emergency Program Act

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	237,968	1,744	1	433	—	2,178	—	156	20	1,820	1,250	50	—	—	150

Total	237,968	1,744	1	433	—	2,178	—	156	20	1,820	1,250	50	—	—	150

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	1,995	643	—	159	—	802	—	30	3,000	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	16,780	643	—	159	—	802	—	30	3,000	—	39	96	—	90	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 38 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	1,156	—	3,777	1,825	25,575	—	—	29,116	29,116	—	—	1,146	1,146	—	(475)	(475)	(1)	(5,544)	(5,545)	240,540
Policing and Security	101	—	108	4	3,859	3,813	—	401,868	405,681	—	—	149	149	—	(1,585)	(1,585)	(1)	(25,617)	(25,618)	395,063
Victim Services and Crime Prevention	—	—	94	—	1,066	675	12,385	37,110	50,170	—	—	31	31	(9,816)	(2)	(9,818)	—	(300)	(300)	48,873
BC Coroners Service	42	—	28	26	7,144	—	—	—	—	—	—	18	18	—	(1)	(1)	(1)	(1)	(2)	16,710
RoadSafetyBC	—	—	6	1	2,544	—	—	1,201	1,201	—	—	2,274	2,274	—	(1)	(1)	(1)	(4,050)	(4,051)	13,355
Emergency Management BC	129	—	57	193	2,429	—	—	14,671	14,671	—	—	27	27	—	(524)	(524)	(1)	(10,434)	(10,435)	16,579
Executive and Support Services	153	—	2,452	2,706	10,716	—	—	—	—	—	—	3,589	3,589	—	(5,941)	(5,941)	(1)	(1)	(2)	24,337
Minister’s Office	—	—	5	—	118	—	—	—	—	—	—	64	64	—	—	—	—	—	—	795
Corporate Services	153	—	2,447	2,706	10,598	—	—	—	—	—	—	3,525	3,525	—	(5,941)	(5,941)	(1)	(1)	(2)	23,542

Total	1,581	—	6,522	4,755	53,333	4,488	12,385	483,966	500,839	—	—	7,234	7,234	(9,816)	(8,529)	(18,345)	(6)	(45,947)	(45,953)	755,457

VOTE 39 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	70	—	15	—	3,531	380	6,640	2,000	9,020	—	—	1	1	—	(1)	(1)	—	(1)	(1)	14,728

Total	70	—	15	—	3,531	380	6,640	2,000	9,020	—	—	1	1	—	(1)	(1)	—	(1)	(1)	14,728

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	3,200	4,495	—	—	4,495	—	—	500	500	—	—	—	—	(7,501)	(7,501)	1,496
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	60	—	3,905	6,495	—	476	6,971	11,504	—	600	12,104	—	—	—	—	(7,501)	(7,501)	16,281

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 40 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	2,123,527	95,278	—	23,628	—	118,906	—	823	3,024	1,500	36,143	3,153	—	—	—
Income Assistance - Program Management	143,330	94,678	—	23,479	—	118,157	—	823	3,024	1,500	36,143	3,143	—	—	—
Temporary Assistance	383,025	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	1,313,555	600	—	149	—	749	—	—	—	—	—	—	—	—	—
Supplementary Assistance	283,617	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	29,014	11,135	—	2,761	—	13,896	—	1,076	—	345	3,862	376	—	—	—
Employment Programs	29,013	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,135	—	2,761	—	13,896	—	1,076	—	345	3,862	376	—	—	—
Community Living Services	940,619	1,760	—	436	—	2,196	—	180	—	—	670	50	—	—	—
Employment and Assistance Appeal Tribunal	1,797	752	23	187	—	962	519	22	—	150	12	130	—	5	—
Executive and Support Services	10,503	6,017	111	1,514	54	7,696	—	182	15	1,940	445	500	—	—	—
Minister’s Office	610	339	1	104	54	498	—	52	—	—	10	13	—	—	—
Corporate Services	9,893	5,678	110	1,410	—	7,198	—	130	15	1,940	435	487	—	—	—

Total	3,105,460	114,942	134	28,526	54	143,656	519	2,283	3,039	3,935	41,132	4,209	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	—	—	13,300	108	58,051	4,124	2,023,393	152,454	2,179,971	—	—	4,340	4,340	—	(29,882)	(29,882)	—	(12,400)	(12,400)	2,318,986
Income Assistance - Program Management	—	—	13,300	108	58,041	—	—	135	135	—	—	200	200	—	(29,880)	(29,880)	—	(150)	(150)	146,503
Temporary Assistance	—	—	—	—	—	—	390,822	—	390,822	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	391,372
Disability Assistance	—	—	—	—	—	—	1,421,140	—	1,421,140	—	—	1	1	—	—	—	—	(6,000)	(6,000)	1,415,890
Supplementary Assistance	—	—	—	—	10	4,124	211,431	152,319	367,874	—	—	3,038	3,038	—	(1)	(1)	—	(5,700)	(5,700)	365,221
Employment	192	—	—	—	5,851	—	—	316,966	316,966	—	—	15,089	15,089	—	(1)	(1)	—	(322,772)	(322,772)	29,029
Employment Programs	—	—	—	—	—	—	—	29,028	29,028	—	—	—	—	—	—	—	—	—	—	29,028
Labour Market Development Agreement	192	—	—	—	5,851	—	—	287,938	287,938	—	—	15,089	15,089	—	(1)	(1)	—	(322,772)	(322,772)	1
Community Living Services	—	—	—	—	900	—	—	998,161	998,161	—	—	5	5	—	—	—	—	(1)	(1)	1,001,261
Employment and Assistance Appeal Tribunal	—	—	—	—	838	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,800
Executive and Support Services	200	—	300	257	3,839	—	—	—	—	—	—	1,157	1,157	—	(1)	(1)	—	(40)	(40)	12,651
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	36	36	—	—	—	—	—	—	609
Corporate Services	200	—	300	257	3,764	—	—	—	—	—	—	1,121	1,121	—	(1)	(1)	—	(40)	(40)	12,042

Total	392	—	13,600	365	69,479	4,124	2,023,393	1,467,581	3,495,098	—	—	20,592	20,592	—	(29,885)	(29,885)	—	(335,213)	(335,213)	3,363,727

MINISTRY OF TOURISM, ARTS AND CULTURE

($000)

VOTE 41 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Sport	21,372	932	—	231	—	1,163	—	22	5	5	12	74	—	—	—
Tourism, Creative Sector, Arts and Culture	30,461	3,019	6	749	—	3,774	50	113	2	475	92	170	—	—	10
Tourism	1,628	1,340	—	332	—	1,672	5	47	—	247	7	87	—	—	10
Creative Sector	2,568	101	—	25	—	126	—	9	1	15	2	1	—	—	—
Arts and Culture	26,265	1,578	6	392	—	1,976	45	57	1	213	83	82	—	—	—
Multiculturalism	2,269	934	—	231	—	1,165	35	30	10	55	20	122	—	—	—
Transfers to Crown Corporations and Agencies	78,540	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	9,199	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	50,916	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,559	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,190	808	—	223	54	1,085	—	50	—	10	18	28	—	—	—
Minister’s Office	541	339	—	107	54	500	—	25	—	—	8	9	—	—	—
Corporate Services	649	469	—	116	—	585	—	25	—	10	10	19	—	—	—

Total	133,832	5,693	6	1,434	54	7,187	85	215	17	545	142	394	—	—	10

Statutory Appropriations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, ARTS AND CULTURE

($000)

VOTE 41 Ministry Operations

					Total				Total				Total			Total			Total	Total 2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Sport	—	—	—	—	118	6,029	—	14,557	20,586	—	—	3	3	(1)	(1)	(2)	(1)	(476)	(477)	21,391
Tourism, Creative Sector, Arts and Culture	—	—	—	—	912	24,171	—	8,078	32,249	—	—	11	11	(1)	(1)	(2)	(1)	(401)	(402)	36,542
Tourism	—	—	—	—	403	—	—	—	—	—	—	7	7	—	(1)	(1)	(1)	(400)	(401)	1,680
Creative Sector	—	—	—	—	28	—	—	3,415	3,415	—	—	—	—	—	—	—	—	(1)	(1)	3,568
Arts and Culture	—	—	—	—	481	24,171	—	4,663	28,834	—	—	4	4	(1)	—	(1)	—	—	—	31,294
Multiculturalism	—	—	—	—	272	—	—	840	840	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	2,276
Transfers to Crown Corporations and Agencies	—	—	—	—	—	6,611	—	72,670	79,281	—	—	—	—	—	—	—	—	—	—	79,281
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,286	9,286	—	—	—	—	—	—	—	—	—	—	9,286
Destination BC Corp.	—	—	—	—	—	—	—	51,518	51,518	—	—	—	—	—	—	—	—	—	—	51,866
Knowledge Network Corporation	—	—	—	—	—	6,611	—	—	6,611	—	—	—	—	—	—	—	—	—	—	6,611
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	—	—	—	—	106	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,191
Minister’s Office	—	—	—	—	42	—	—	—	—	—	—	—	—	—	—	—	—	—	—	542
Corporate Services	—	—	—	—	64	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	649

Total	—	—	—	—	1,408	36,811	—	96,145	132,956	—	—	19	19	(2)	(4)	(6)	(4)	(879)	(883)	140,681

Statutory Appropriations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,499	—	—	2,499	1	—	—	1	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

Total	—	—	—	—	—	2,499	—	1,199	3,698	2	—	—	2	—	—	—	—	—	—	3,700

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	11,887	59,226	102	14,690	—	74,018	—	5,530	4,667	122,230	2,157	2,283	—	10	112,655
Transportation Policy and Programs	2,712	2,615	1	649	—	3,265	—	51	—	100	8	87	—	—	—
Transportation Investments	1	50,176	76	12,444	—	62,696	—	5,165	4,250	115,152	1,979	1,966	—	8	109,797
Partnerships	1	2,596	—	644	—	3,240	—	140	407	6,636	35	50	—	2	2,858
Port and Airport Development	7,937	1,915	25	475	—	2,415	—	45	10	253	20	142	—	—	—
Enhancing Economic Development	1,236	1,924	—	478	—	2,402	—	129	—	89	115	38	—	—	—
Public Transportation	306,131	4,239	7	1,050	—	5,296	—	124	551	17,075	427	528	—	—	223,096
Public Transit	111,516	4,239	7	1,050	—	5,296	—	124	551	17,075	427	528	—	—	1,981
Coastal Ferry Services	194,615	—	—	—	—	—	—	—	—	—	—	—	—	—	221,115
Highway Operations	513,127	31,464	1,646	7,977	—	41,087	—	1,537	4,154	1,351	6,472	1,125	—	248	506,419
Maintenance and Operations	478,638	15,870	1,441	4,110	—	21,421	—	914	4,154	1,257	5,254	794	—	58	478,434
Commercial Vehicle Safety and Enforcement	23,865	14,984	205	3,716	—	18,905	—	603	—	15	1,214	320	—	190	153
Inland Ferries	10,624	610	—	151	—	761	—	20	—	79	4	11	—	—	27,832
Commercial Transportation Regulation	1,568	1,178	2	291	—	1,471	298	11	50	462	53	104	—	1	10
Container Trucking Commissioner	1	139	—	34	—	173	158	—	50	460	15	35	—	—	10
Passenger Transportation Board	491	263	—	65	—	328	140	8	—	2	9	5	—	1	—
Passenger Transportation Branch	1,076	776	2	192	—	970	—	3	—	—	29	64	—	—	—
Executive and Support Services	10,832	11,261	15	2,840	54	14,170	—	396	17	25	237	517	—	5	1
Minister’s Office	620	339	—	104	54	497	—	74	—	—	13	15	—	—	—
Corporate Services	10,212	10,922	15	2,736	—	13,673	—	322	17	25	224	502	—	5	1

Total	843,545	107,368	1,772	26,848	54	136,042	298	7,598	9,439	141,143	9,346	4,557	—	264	842,181

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	41,564	822,212	—	690	1,113,998	—	—	35,493	35,493	—	—	447	447	—	(1)	(1)	(1,127,038)	(84,884)	(1,211,922)	12,033
Transportation Policy and Programs	—	—	—	—	246	—	—	—	—	—	—	13	13	—	—	—	(773)	—	(773)	2,751
Transportation Investments	41,559	821,862	—	200	1,101,938	—	—	20,155	20,155	—	—	285	285	—	(1)	(1)	(1,100,802)	(84,270)	(1,185,072)	1
Partnerships	5	350	—	490	10,973	—	—	300	300	—	—	131	131	—	—	—	(14,094)	(549)	(14,643)	1
Port and Airport Development	—	—	—	—	470	—	—	15,038	15,038	—	—	4	4	—	—	—	(9,927)	—	(9,927)	8,000
Enhancing Economic Development	—	—	—	—	371	—	—	—	—	—	—	14	14	—	—	—	(1,442)	(65)	(1,507)	1,280
Public Transportation	85	310,423	—	—	552,309	—	—	369,446	369,446	—	—	4	4	—	(1)	(1)	(407,708)	(180,616)	(588,324)	338,730
Public Transit	85	310,423	—	—	331,194	—	—	369,446	369,446	—	—	4	4	—	(1)	(1)	(407,708)	(180,616)	(588,324)	117,615
Coastal Ferry Services	—	—	—	—	221,115	—	—	—	—	—	—	—	—	—	—	—	—	—	—	221,115
Highway Operations	2,484	71,723	4,947	619	601,079	—	—	16,000	16,000	—	—	521	521	—	(1)	(1)	(129,537)	(2,412)	(131,949)	526,737
Maintenance and Operations	—	71,723	3,969	271	566,828	—	—	16,000	16,000	—	—	310	310	—	(1)	(1)	(111,459)	(1,104)	(112,563)	491,995
Commercial Vehicle Safety and Enforcement	2,484	—	978	348	6,305	—	—	—	—	—	—	210	210	—	—	—	—	(1,308)	(1,308)	24,112
Inland Ferries	—	—	—	—	27,946	—	—	—	—	—	—	1	1	—	—	—	(18,078)	—	(18,078)	10,630
Commercial Transportation Regulation	13	—	1	75	1,078	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(976)	(976)	1,580
Container Trucking Commissioner	—	—	—	75	803	—	—	—	—	—	—	—	—	—	—	—	—	(975)	(975)	1
Passenger Transportation Board	—	—	—	—	165	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	492
Passenger Transportation Branch	13	—	1	—	110	—	—	—	—	—	—	7	7	—	—	—	—	—	—	1,087
Executive and Support Services	—	—	1	—	1,199	—	—	—	—	—	—	211	211	—	(2,047)	(2,047)	(2,199)	(322)	(2,521)	11,012
Minister’s Office	—	—	—	—	102	—	—	—	—	—	—	21	21	—	—	—	—	—	—	620
Corporate Services	—	—	1	—	1,097	—	—	—	—	—	—	190	190	—	(2,047)	(2,047)	(2,199)	(322)	(2,521)	10,392

Total	44,146	1,204,358	4,949	1,384	2,269,663	—	—	420,939	420,939	—	—	1,191	1,191	—	(2,051)	(2,051)	(1,666,482)	(269,210)	(1,935,692)	890,092

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 43 Management of Public Funds and Debt

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,249,663	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,249,666	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 43 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,269,272	13,607	1,282,879	—	—	—	(6,975)	—	(6,975)	1,275,904
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,267,919	1,267,919	—	—	—	(395,803)	(872,115)	(1,267,918)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	17,314	17,314	—	—	—	—	(17,313)	(17,313)	1

Total	—	—	—	—	—	—	—	—	—	—	1,269,272	1,298,841	2,568,113	—	—	—	(402,778)	(889,428)	(1,292,206)	1,275,907

OTHER APPROPRIATIONS

($000)

VOTE 44 Contingencies (All Ministries) and New Programs

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	600,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	600,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 45 Capital Funding

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,591,024	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	417,849	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	523,657	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	461,067	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	173,213	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	15,238	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,591,024	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 44 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	550,000	550,000	—	—	—	—	—	—	550,000

Total	—	—	—	—	—	—	—	—	—	—	—	550,000	550,000	—	—	—	—	—	—	550,000

VOTE 45 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,772,046	1,772,046	—	—	5	5	—	—	—	—	(5)	(5)	1,772,046
Post-secondary Institutions	—	—	—	—	—	—	—	431,122	431,122	—	—	1	1	—	—	—	—	(1)	(1)	431,122
Schools	—	—	—	—	—	—	—	483,205	483,205	—	—	1	1	—	—	—	—	(1)	(1)	483,205
Health Facilities	—	—	—	—	—	—	—	615,196	615,196	—	—	1	1	—	—	—	—	(1)	(1)	615,196
Housing	—	—	—	—	—	—	—	227,687	227,687	—	—	1	1	—	—	—	—	(1)	(1)	227,687
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	14,836	14,836	—	—	1	1	—	—	—	—	(1)	(1)	14,836

Total	—	—	—	—	—	—	—	1,772,046	1,772,046	—	—	5	5	—	—	—	—	(5)	(5)	1,772,046

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	74,766	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education, Skills and Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	2,122	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	895	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Trade and Technology	3	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs and Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,846	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts and Culture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	7	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(74,765)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 46 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	74,314	74,314	—	—	—	—	—	—	74,314
Ministry of Advanced Education, Skills and Training	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment and Climate Change Strategy	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	66,000	66,000	—	—	—	—	—	—	66,000
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	—	—	—	—	—	—	—	—	—	—	—	1,713	1,713	—	—	—	—	—	—	1,713
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	895	895	—	—	—	—	—	—	895
Ministry of Indigenous Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Trade and Technology	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Municipal Affairs and Housing	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,803	4,803	—	—	—	—	—	—	4,803
Ministry of Social Development and Poverty Reduction	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(74,314)	—	(74,314)	(74,313)

Total	—	—	—	—	—	—	—	—	—	—	—	74,315	74,315	—	—	—	(74,314)	—	(74,314)	1

OTHER APPROPRIATIONS

($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	199,114	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education, Skills and Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	1,789	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	177,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	5,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Trade and Technology	3	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs and Housing	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	1,764	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts and Culture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(199,113)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	150,673	150,673	—	—	—	—	—	—	150,673
Ministry of Advanced Education, Skills and Training	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	2,475	2,475	—	—	—	—	—	—	2,475
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment and Climate Change Strategy	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	126,300	126,300	—	—	—	—	—	—	126,300
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	—	—	—	—	—	—	—	—	—	—	—	5,602	5,602	—	—	—	—	—	—	5,602
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
Ministry of Indigenous Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Trade and Technology	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Mental Health and Addictions	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Municipal Affairs and Housing	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	3,640	3,640	—	—	—	—	—	—	3,640
Ministry of Social Development and Poverty Reduction	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Tourism, Arts and Culture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(150,673)	—	(150,673)	(150,672)

Total	—	—	—	—	—	—	—	—	—	—	—	150,674	150,674	—	—	—	(150,673)	—	(150,673)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Tax Transfers

	Total
	2017/18					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	489,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	195,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Early Childhood Tax Benefit	145,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	55,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	31,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	63,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	677,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	90,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	404,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	68,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	59,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	55,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,166,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Auditor General for Local Government

	Total
	2017/18					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,594	1,282	24	318	—	1,624	35	120	15	354	90	155	—	—	—

Total	2,594	1,282	24	318	—	1,624	35	120	15	354	90	155	—	—	—

VOTE 50 Forest Practices Board

	Total
	2017/18					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,817	1,866	—	461	—	2,327	70	180	—	417	294	130	—	10	—

Total	3,817	1,866	—	461	—	2,327	70	180	—	417	294	130	—	10	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Tax Transfers

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Personal Tax Transfers	—	—	—	—	—	—	515,000	—	515,000	—	—	—	—	—	—	—	—	—	—	515,000
Low Income Climate Action Tax Credits	—	—	—	—	—	—	235,000	—	235,000	—	—	—	—	—	—	—	—	—	—	235,000
BC Early Childhood Tax Benefit	—	—	—	—	—	—	140,000	—	140,000	—	—	—	—	—	—	—	—	—	—	140,000
Sales Tax Credits	—	—	—	—	—	—	52,000	—	52,000	—	—	—	—	—	—	—	—	—	—	52,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	30,000	—	30,000	—	—	—	—	—	—	—	—	—	—	30,000
Other Personal Income Tax Credits	—	—	—	—	—	—	58,000	—	58,000	—	—	—	—	—	—	—	—	—	—	58,000
Corporate Tax Transfers	—	—	—	—	—	—	731,000	—	731,000	—	—	—	—	—	—	—	—	—	—	731,000
Film and Television Tax Credits	—	—	—	—	—	—	86,000	—	86,000	—	—	—	—	—	—	—	—	—	—	86,000
Production Services Tax Credits	—	—	—	—	—	—	488,000	—	488,000	—	—	—	—	—	—	—	—	—	—	488,000
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	68,000	—	68,000	—	—	—	—	—	—	—	—	—	—	68,000
Interactive Digital Media Tax Credits	—	—	—	—	—	—	56,000	—	56,000	—	—	—	—	—	—	—	—	—	—	56,000
Other Corporate Income Tax Credits	—	—	—	—	—	—	33,000	—	33,000	—	—	—	—	—	—	—	—	—	—	33,000

Total	—	—	—	—	—	—	1,246,000	—	1,246,000	—	—	—	—	—	—	—	—	—	—	1,246,000

VOTE 49 Auditor General for Local Government

																				Total
					Total				Total				Total			Total			Total	2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General for Local Government	—	—	—	210	979	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,600

Total	—	—	—	210	979	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,600

VOTE 50 Forest Practices Board

					Total				Total				Total			Total			Total	Total 2018/19
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	183	—	—	234	1,518	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,845

Total	183	—	—	234	1,518	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,845

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50  Base Salaries — includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51  Supplementary Salary Costs — includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52     Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54     Legislative Salaries and Indemnities — includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55     Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57     Public Servant Travel — includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59     Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60     Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63     Information Systems — Operating — includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65 Office and Business Expenses — includes supplies and services required for the operation of offices.

67     Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68     Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69     Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70     Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72     Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73     Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75     Building Occupancy Charges — includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77     Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79     Transfers — Entitlements — includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulations.

80     Transfers — Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81     Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83     Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85     Other Expenses — includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86     Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88     Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89     Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90     Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land                   Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

LI                                   Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                       Buildings — includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                          Specialized Equipment — includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE                                 Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                          Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Info                        Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

TI                                   Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads             Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

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